Exhibit 10.12

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement is entered into as of December 14, 2004, among IGENEON KREBS-IMMUNTHERAPIE FORSCHUNGS- UND ENTWICKLUNGS-AG (the “Company”), the individuals or entities listed on Schedule A hereto (individually a “Seller” and collectively the “Sellers”) and APHTON CORPORATION, a corporation organized under the laws of Delaware (“Buyer”).

Preliminary Statements

A. The Company is a biopharmaceutical company focused on the development of therapeutic vaccines and monoclonal antibodies for the treatment of cancer.

B. Sellers collectively own all of the equity interest of the Company and all of the bonds convertible into shares of the Company, and desire to sell to Buyer, and Buyer desires to acquire, on the terms and subject to the conditions set forth in this Agreement, all of such equity interest in the Company and all of the bonds convertible into shares of the Company.

Agreement

In consideration of the preliminary statements and the respective mutual covenants, representations and warranties contained in this Agreement, the parties agree as set forth below.

ARTICLE 1

DEFINITIONS

In addition to terms defined elsewhere in this Agreement, the following terms when used in this Agreement shall have the meanings indicated below:

“Affiliate” of a specified Person means a Person who directly or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with the specified Person. As used in the foregoing sentence, the term “Control” (including, with correlative meaning, the terms “Controlling,” “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means this Agreement, as amended or modified, together with all exhibits and schedules referred to herein.

“Articles of Association” means the articles of association of the Company dated February 19, 2004 as filed with the Commercial Register of the Vienna Commercial Court, FN 181136b.

“Average Closing Price” means, as of any measurement date, the average closing price of Buyer Common Stock as quoted on Nasdaq for the five trading-day period preceding, but not including, the measurement date.

“AWS” means Austria Wirtschaftsservice Gesellschaft mbH, a limited liability company duly organized and existing under the Laws of Austria, registered with the Commercial Register of the Commercial Court in Vienna under FN 227076 k, with its registered office at Ungargasse 37, 1030 Vienna, Austria.

“AWS Loan” means a guaranteed soft loan in a maximum amount of EUR 2,185,000 that AWS has agreed to guarantee pursuant to the terms and conditions set forth in that certain term sheet dated January 12, 2004, between the Company and AWS.

“AxIx Trust” means a private trust (Arbeitnehmerförderungsstiftung) to be established under the Laws of Austria for the purpose of holding the AxIx Shares.

“AxIx Shares” means 1,639,177 shares out of the Purchase Shares.

“Buyer Common Stock” means the common stock, par value US$ 0.001 per share, of Buyer.

“Buyer Material Adverse Effect” or “Buyer Material Adverse Change” means, with respect to Buyer, any effect or change that is, or could reasonably be expected to be, materially adverse to the business, assets (including intangible assets), liabilities (contingent or otherwise), financial condition, operating results, operations, or business prospects of Buyer, taken as a whole, or on the ability of Buyer to consummate timely the transactions contemplated hereby, excluding any effect or change arising from or relating to (a) general business or economic conditions, other than any such effects or changes which adversely affect Buyer to a materially greater extent than its competitors in the applicable industry in which Buyer competes, (b) conditions in the pharmaceutical industry in general and not specifically relating to Buyer’s business, other than any such effects or changes which adversely affect Buyer to a materially greater extent than its competitors in the pharmaceutical industry, (c) national or international political or social conditions, including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States, or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States, (d) financial, banking, or securities markets, (e) changes in Law or other binding directives issued by any governmental entity, (f) the announcement of this Agreement or the consummation of the transactions contemplated by this Agreement, (g) the announcement of results from clinical trials with respect to PC4, or (h) any statements by governmental or regulatory entities regarding any pending drug candidate approvals with a significant negative impact on the market price of Buyer Common Stock which does not have any material negative effect on the business, assets (including intangible assets), liabilities (contingent or otherwise), financial condition, operating results, operations, or business prospects of Buyer.

“Class A-Preferred Shares” means the 1,484,700 issued and outstanding preferred shares of the Company designated “Class A Preferred Shares” under the Articles of Association of the Company.

“Class B-Preferred Shares” means the 3,000,000 issued and outstanding preferred shares of the Company designated “Class B Preferred Shares” under the Articles of Association of the Company.

“Company Board of Directors” means the corporate body vested with the power of representation and management of the Company (Vorstand).

“Company Common Shares” means the 1,704,800 issued and outstanding common shares of the Company.

“Company Due Diligence List” means the list of due diligence materials made available to Buyer by the Company as set forth on Exhibit A.

“Company’s Adjusted Cash Balance” means (A) the Company’s Starting Cash Balance less (B) the product of: (i) EUR 375,000 and (ii) the number of weeks (it being understood that a week for purposes of this calculation shall be deemed to commence on Saturday and end on Friday) elapsed from January 1, 2005 to the Closing Date (which for purposes of the calculation of the Company’s Adjusted Cash Balance, the Closing shall be deemed to occur as of the last day of the week in which the Closing occurs) plus (x) in the case that the Company has taken the AWS Loan, the aggregate amount borrowed under such loan between the date of this Agreement and the Closing Date, plus (y) in the case that Buyer has made the Bridge Loan provided for in Section 9.4, the amount of such loan then outstanding.

“Company’s Cash Balance” means the sum of the Company’s cash, cash equivalents and marketable securities held in the Company bank accounts or otherwise owned by the Company as of the Closing Date.

“Company’s Starting Cash Balance” means EUR 7,500,000.

“Company’s Total Liabilities” means the outstanding balance of the Company’s total Current Liabilities and all Long Term Financial Liabilities as reflected on the liabilities report (prepared in accordance with the Company’s Most Recent Financial Statements and IFRS) provided to the Buyer by the Company as of the Closing Date less (x) in the case that the Company has taken the AWS Loan, the aggregate amount borrowed under such loan between the date of this Agreement and the Closing Date, less (y) in the case that Buyer has made the Bridge Loan provided for in Section 9.4, the amount of such loan.

“Company’s Starting Financial Liabilities Balance” means EUR 7,800,000.

“Company’s Starting Total Liabilities Balance” means EUR 10,100,000.

“Convertible Securities” means the (i) Convertible Bonds and (ii) Class A-Preferred Shares and Class B-Preferred Shares of the Company.

“Convertible Bonds” means the (i) 630 Convertible Bonds with a face value of EUR 12,500 each, issued by the Company in October 2002 and (ii) 22,666,667 Convertible Bonds with a face value of EUR 1.00 each, issued by the Company in March 2004.

“Director” means a member of the Company Board of Directors holding office at the date of execution of this Agreement.

“Dorda Brugger Jordis” means DORDA BRUGGER JORDIS Rechtsanwälte GmbH, a limited liability company duly organized and existing under the Laws of Austria, registered with the Commercial Register of the Commercial Court in Vienna under FN 188155 z, with its registered office at Dr Karl Lueger-Ring 10, 1010 Vienna, Austria.

“Environmental Laws” means any Law and any enforceable judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to pollution or protection of the environment or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

“Escrow Agent” means J.P. Morgan Trust Company, National Association.

“Escrow Agreement” means the escrow agreement in substantially the form of Exhibit 9.1(i), executed on the Closing Date by and among Buyer, the Sellers’ Representative, Trustee and J.P. Morgan Trust Company, National Association, as escrow agent.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“EUR” means the European single currency adopted by the European Council at its meeting in Madrid on 15 and 16 December 1995.

“FDA” means the United States Food and Drug Administration, or any successor agency.

“Financial Liabilities” means, as to the Company, the amount of any direct or indirect indebtedness, liability or obligation of the Company or a Guaranty granted by the Company that would appear on the line items “Long Term Financial Liabilities” or “Current Portion of Long Term Financial Liabilities” of a balance sheet prepared in accordance with the procedures used by the Company to prepare the Most Recent Financial Statements and IFRS.

“GAAP” means U.S. generally accepted accounting principles consistently applied.

“Grants” means grants (Zuschusse) received by the Company, which are subject to repayment as of the date of this Agreement, from several public funding agencies in Austria, including, but not limited to, (i) Forschungsforderungsfonds fur die gewerbliche Wirtschaft, (ii) Wiener Wirtschaftsforderungsfonds and (iii) ERP-Fond, Fonds zur Forderung wissenschaftlicher Forschung.

“Guaranty” means, as to any Person, any contract, agreement or understanding of such Person pursuant to which such Person guarantees the indebtedness, liabilities or obligations of others, directly or indirectly, in any manner, including agreements to purchase such indebtedness, liabilities or obligations, or to supply funds to or in any manner invest in others, or to otherwise assure the holder of such indebtedness, liabilities or obligations against loss.

“Hazardous Materials” means (a) any petroleum, petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials or polychlorinated byphenyls or (b) any chemical, material or substance defined or regulated as toxic or hazardous or as a pollutant or contaminant or waste under any applicable Environmental Laws.

“IFRS” means the accounting standards issued by the International Accounting Standards Board as in effect from time to time, consistently applied.

“Intellectual Property” means, with respect to any Person, any or all of the following owned, used or controlled by such Person: (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, renewals, continuations, continuations-in-part, revisions, extensions, Supplementary Protection Certificates (SPCs) and reexaminations thereof; (b) all trademarks, service marks, trade dress, logos, trade names and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith; (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith; (d) all trade secrets and confidential business information (including databases, ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals); (e) all computer programs and software (including data and source and object codes and related documentation); (f) all other property rights and all licenses and sublicenses granted by or to such Person that relate to any of the foregoing; and (g) all copies and tangible embodiments thereof (in whatever form or medium).

“Knowledge” means, with respect to any representation or warranty or other statement in this Agreement qualified by the knowledge of any party, the actual knowledge of the persons specified in the following two sentences. Where reference is made to the knowledge of the Company (“Company’s Knowledge”), such reference shall be deemed to be the actual knowledge of any of the Directors of the Company. Where reference is made to the knowledge of Buyer (“Buyer’s Knowledge”), such reference shall be deemed to be the actual knowledge of the Chief Executive Officer or the Chief Financial Officer of Buyer.

“Law” means any foreign or domestic law (except where Law or Laws explicitly refer to the law or laws of a specific jurisdiction), statute, ordinance, rule, regulation, order, writ, judgment or decree.

“Liens” means any liens, claims, charges, rights, pledges, security interests, mortgages, options, title defects or other encumbrances, restrictions or limitations of any nature whatsoever.

“Market Change” means the increase (expressed as a percentage), if any, of (i) the average closing price of the Amex Biotechnology Index during the ten trading days commencing on the date Buyer makes the first announcement regarding the results of PC4 over (ii) the average closing price of the Amex Biotechnology Index during the ten trading days preceding the announcement of the execution of this Agreement.

“Material Adverse Effect” or “Material Adverse Change” means, with respect to the Company or any Seller, any effect or change that is, or could reasonably be expected to be, materially adverse to the business, assets (including intangible assets), liabilities (contingent or otherwise), financial condition, operating results, operations, or business prospects of such party, taken as a whole, or on the ability of such party to consummate timely the transactions contemplated hereby, excluding any effect or change arising from or relating to (a) general business or economic conditions, other than any such effects or changes which adversely affect such party to a materially greater extent than its competitors in the applicable industry in which such party competes, (b) conditions in the pharmaceutical industry in general and not specifically relating to such party’s business, other than any such effects or changes which adversely affect such party to a materially greater extent than its competitors in the pharmaceutical industry, (c) national or international political or social conditions, including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States, or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States, (d) financial, banking, or securities markets, (e) changes in Law or other binding directives issued by any governmental entity, or (f) the announcement of this Agreement or the consummation of the transactions contemplated by this Agreement.

“Nasdaq” means The Nasdaq National Market.

“PC4” means the randomized, double-blind placebo controlled pancreatic cancer clinical trial testing of Insegia in combination with Gemcitabine in patients with advanced pancreatic cancer.

“PC4 Effect” means the increase (expressed as a percentage), if any, of (i) the average closing stock price of Buyer Common Stock during the ten trading days commencing on the date Buyer makes the first announcement regarding the results of PC4 over (ii) the average closing stock price of Buyer Common Stock during the ten trading days preceding the announcement of the execution of this Agreement.

“Positive Market Adjustment” will be deemed to occur if (A) the PC4 Effect less (B) the Market Change exceeds 20%.

“Person” means any natural person, corporation, unincorporated organization, partnership, limited liability corporation, limited liability partnership, association, joint stock company, joint venture, trust or government, or any agency or political subdivision of any government, or any other entity.

“SEC” means the United States Securities and Exchange Commission, or a successor agency thereof.

“Securities” means all of the Company Common Shares and Convertible Securities.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Sellers’ Representative” means 3i Deutschland Gesellschaft für Industriebeteiligungen mbH, Bockenheimer Landstrasse 55, D-60325 Frankfurt am Main, registered under HRB 26172 with the Commercial Register of the Local Court Frankfurt am Main.

“Share Allocation Agreement” means that certain agreement among the Sellers, the Company, the Trustee and the Sellers’ Representative dated as of the date hereof relating to, inter alia, (i) the allocation of the Purchase Shares among the Sellers and (ii) the termination of shareholders agreements and similar agreements between the Sellers and the Company governing inter alia the Company’s corporate governance and the Sellers’ rights and obligations regarding the Securities.

“Stockholders’ Rights Agreement” means the Rights Agreement, dated as of August 17, 2004, by and between the Buyer and U.S. Stock Transfer Corporation, as Rights Agent.

“Stockholder Vote” means the affirmative vote of the majority of shares of the Buyer present in person or represented by proxy at the Stockholder Meeting entitled to vote on the Share Issuance and the Capital Increase.

“Subsidiary” of any Person means any Person, whether or not capitalized, in which such Person owns, directly or indirectly, an equity interest of 50% or more, or any Person which may be Controlled by such Person.

“Supervisory Board” means the corporate body supervising the management of the Company (Aufsichtsrat).

“Tax” means any federal, state, local or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, transfer, registration, all gross receipts, sales, use, ad valorem, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, assets, minimum income, mandatory savings, environmental, customs, duties, real property, personal property, capital stock, social security obligations or contributions, unemployment, disability, payroll, license, employee or other withholding, or other tax or governmental charge, of any kind whatsoever, including any interest, penalties or additions to tax or additional amounts in respect of the foregoing; the foregoing shall include any transferee or secondary liability for a Tax and any liability assumed by agreement or arising as a result of being (or ceasing to be) a member of any affiliated group (or being included, or required to be included, in any tax return relating thereto).

“Transaction Accrued Expenses” means those fees and expenses accrued by the Company as a result of the closing of the transactions contemplated in this Agreement as set forth on Exhibit C.

“Transaction Cash Expenses” means those fees and expenses of the Company to be paid in connection with the transactions contemplated in this Agreement set forth on Exhibit B.

“Trustee” means Dorda Brugger Jordis.

“UBS” means UBS Securities LLC, and its successors and assigns.

“US$” means currency of the United States of America.

ARTICLE 2

PURCHASE OF SECURITIES; CONSIDERATION

2.1 Purchase and Sale. Subject to the terms and conditions set forth herein, on the Closing Date, each of Sellers shall sell to Buyer, and Buyer shall purchase from each of Sellers, all of such Seller’s right, title and interest in and to the Securities indicated next to such Seller’s name on Schedule 2.1. The legal country of residence of Sellers is set forth next to their respective names on Schedule A.

2.2 Consideration. (a) In consideration of the sale, assignment, transfer and delivery of the Securities by Sellers to Buyer, Buyer will pay the purchase price of Twenty-One Million Five-Hundred Thousand (21,500,000) shares of Buyer Common Stock and a twenty-five thousand US dollars (US$25,000) (“Cash Consideration”) at Closing by delivery to (i) the Trustee, as agent for the Sellers, (A) a number of shares of Buyer Common Stock equal to 18,275,000 shares of Buyer Common Stock (the “Initial Shares”) and (B) the Cash Consideration for distribution to the Sellers following the Closing in accordance with the Share Allocation Agreement and (ii) the Escrow Agent of an amount equal to 3,225,000 shares of Buyer Common Stock (the “Escrow Shares”) to be held in escrow pursuant to the Escrow Agreement. Collectively, the Initial Shares and the Escrow Shares shall be referred to as the “Purchase Shares”.

(b) Buyer intends to treat the acquisition of the Securities as a qualified stock purchase for U.S. federal income tax purposes and at its sole discretion Buyer may make an election under Section

338(g) of the Internal Revenue Code with respect to its purchase of the Securities. Neither the Company nor any of the Sellers makes any representation or warranty as to the availability of such election.

2.3 Closing.

(a) The transfers and deliveries to be made pursuant to this Agreement (the “Closing”) shall take place at the offices of Akerman Senterfitt at SunTrust International Center, One Southeast Third Avenue, 28th Floor, Miami, Florida 33131, three (3) business days after the satisfaction of each of the conditions precedent set forth hereunder or on such other date and at such other place as may be agreed to by Buyer and the Company (the “Closing Date”). All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

(b) At the Closing, Sellers shall deliver to Buyer (i) all of the certificates representing the Securities indicated next to such Seller’s name on Schedule 2.1, together with stock powers endorsed in blank, sufficient to convey to Buyer or its designee good and marketable title to the Securities, free and clear of any and all claims or Liens of any nature whatsoever and together with all accrued benefits and rights attaching thereto, (ii) the effective written resignations of each of the Directors, as may be requested in writing by Buyer, (iii) such other documents as may be specified, or required to satisfy the conditions set forth, in Sections 9.1 and 9.2, and (iv) such other documents and instruments as Buyer may reasonably request to accomplish the transactions contemplated hereunder.

(c) At the Closing, Buyer shall deliver to Sellers (i) evidence that the Initial Shares to be delivered to the Trustee pursuant to Section 2.2(a)(i) have been issued and delivered to the Trustee and registered in the names of the Sellers in accordance with Schedule 2.2(a)(i) (including the registration of the AxIx Shares in the name of the AxIx Trust), (ii) evidence that the Escrow Shares to be delivered to the Escrow Agent pursuant to Section 2.2(a)(ii) have been issued and delivered to the Escrow Agent, (iii) evidence that the Cash Consideration to be delivered to the Trustee pursuant to Section 2.2(a)(i) has been delivered, (iv) such documents as may be specified, or required to satisfy the conditions set forth, in Sections 9.1 and 9.2, and (v) such other documents and instruments as the Company may reasonably request to accomplish the transactions contemplated hereunder.

2.4 Lock-up Agreement.

(a) Each Seller hereby agrees that it will not, and will not permit any of its principals, successors or transferees to offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Purchase Shares (or any securities convertible into or exercisable or exchangeable for Purchase Shares) prior to the six month anniversary of the Closing Date (the “Restricted Period”), without the prior written consent of Buyer, which consent may be withheld in its sole discretion; provided, however, if requested by UBS, each Seller agrees to enter into and be a party to a lockup agreement with UBS on the same terms and conditions as the Buyer and its officers and directors in connection with a public offering, which may act to extend the Restricted Period, provided however, that in no case shall the Restricted Period exceed the nine month anniversary of the Closing Date. The restrictions contained in this Section 2.4 shall cease and be of no further force and effect immediately upon the earlier of (i) the announcement of the filing by a third party of a tender offer for an amount of shares of Buyer Common Stock that would constitute a Change in Control and (ii) a Change in Control. “Change in Control” means (x) the acquisition of ownership, directly or indirectly, beneficially or record, by any Person or group (within the meaning of the Exchange Act), of equity interests representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding equity interests of Buyer or (y) occupation of a majority of seats on the board of directors of Buyer by Persons who were neither (1) nominated by the board of directors of Buyer nor (2) appointed by directors so nominated.

(b) Each Seller authorizes Buyer to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of Buyer with respect to any Purchase Shares for which a Seller is the record holder but only to the extent set forth in Section 2.4 and 2.5 and, in the case of any such Purchase Shares for which a Seller is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such Purchase Shares but only to the extent set forth in Section 2.4 and 2.5.

(c) The restrictions set forth in subsection (a) and (b) of this Section 2.4 shall not apply with respect to the transfer of the AxIx Shares by the Trustee to the AxIx Trust; provided, however, that the Company shall make sure that the management of the AxIx Trust shall comply with the restrictions set forth in subclauses (a) and (b) with respect to the AxIx Shares held in the AxIx Trust other than up to a maximum of 200,000 AxIx Shares which may be sold or otherwise transferred to third parties in order to cover establishment and maintenance costs of the AxIx Trust.

(d) The restrictions set forth in subsection (a) and (b) of this Section 2.4 shall not apply to the transfer of Purchase Shares from a Seller to (i) a limited partner of the respective Seller in the course of such Seller’s ordinary distribution to such limited partner, or (ii) an Affiliate of the Seller which is a company, which is primarily engaged in the venture capital business or a financial institution or (iii) an Affiliate of the Seller which is a holding company the business of which is managed by 3i Group plc London, 3i Bioscience Investment Trust plc, VCG Venture Capital Gesellschaft mbH, BdW Beteiligungsgesellschaft für die deutsche Wirtschaft mbH & Co KG, Capexit Beteiligungs Invest MF-AG, CBG Commerz Beteiligungsgesellschaft Holding mbH, gamma II Beteiligungs AG, Horizonte Technologie Fonds Österreich BV or DB Industrial Holdings Beteiligungs AG & Co KG or one of their respective Affiliates; or (iv) a private trust under Austrian law founded by a Seller or (v) an entity controlled by a Seller; provided, however, that any transferee under this subsection (d) shall agree to comply with the restrictions set forth in subsections (a) and (b) of this Section 2.4 and any such transfer shall be made in accordance with the Securities Act.

2.5 Restrictive Legend. Each certificate representing the Initial Shares and Escrow Shares, other than up to 200,000 of the AxIx shares as contemplated by Section 2.4(c), shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities Act) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UPON THE RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH SECURITIES LAWS IS AVAILABLE; PROVIDED THAT THE SECURITIES MAY BE SOLD PURSUANT TO RULE 144(k) OR REGULATION S UNDER THE SECURITIES ACT IN THE ABSENCE OF SUCH AN OPINION OF COUNSEL.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO RESTRICTION ON TRANSFER SPECIFIED IN THE STOCK PURCHASE AGREEMENT DATED AS OF DECEMBER 14, 2004 AMONG APHTON CORPORATION, IGENEON KREBS-IMMUNTHERAPIE FORSCHUNGS- UND ENTWICKLUNGS-AG AND THE SELLERS NAMED THEREIN, WHICH RESTRICTION SHALL EXPIRE NO LATER THAN [NINE-MONTH ANNIVERSARY OF THE CLOSING DATE OF THE STOCK PURCHASE AGREEMENT].”

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF BUYER

Except as set forth in the schedules to this Article or as otherwise expressly contemplated by this Agreement, Buyer represents and warrants, on its behalf and on behalf of its Subsidiaries, that the representations and warranties set forth in the first sentence of Section 3.1 and in Section 3.8 are true and correct as of the date hereof and that all other representations and warranties set forth in this Article 3 are true and correct as of the date hereof, except for such failure to be true and correct as would not result, individually or in the aggregate, in a Buyer Material Adverse Effect.

3.1 Organization. Buyer has been duly organized and is validly existing and in good standing under the Laws of the State of Delaware. Each of Buyer’s Subsidiaries has been duly organized and is validly existing and in good standing under the Laws of the jurisdiction in which it was organized. Each of Buyer and its Subsidiaries is duly qualified or licensed to do business, and is in good standing, in each of the jurisdictions where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary. Each of Buyer and its Subsidiaries has all requisite right, power and authority to (a) own or lease and operate its properties and (b) conduct its business as presently conducted.

3.2 Authorization; Enforceability. Buyer has all requisite right, power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all requisite corporate action, other than the Stockholder Vote. This Agreement and all other documents to be executed and delivered by Buyer pursuant to this Agreement have been and will be duly executed and delivered and constitute or, upon execution, will constitute, the valid and binding obligations of Buyer, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other Laws affecting the enforcement of creditors’ rights in general, and except that the enforceability of this Agreement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.3 No Violation or Conflict. The execution, delivery and performance of this Agreement by Buyer and the consummation of the transactions contemplated hereby: (a) do not and will not violate or conflict with any provision of Law or any provision of the certificate of incorporation or bylaws or other organizational documents of Buyer or any of its Subsidiaries; (b) will not trigger any rights or other actions under the Stockholders’ Rights Agreement; and (c) do not and will not, with or without the passage of time or the giving of notice, violate, conflict with, result in the breach of, or constitute a default, cause the acceleration of performance or require any consent under, or result in the creation of any Lien upon any property or assets of Buyer or any of its Subsidiaries pursuant to any instrument or agreement to which Buyer or any of its Subsidiaries is a party or by which Buyer or any of its Subsidiaries or its respective properties may be bound or affected, other than instruments or agreements as to which consent shall have been obtained at or prior to the Closing, each of which instruments or agreements is listed on Schedule 3.3.

3.4 Validity of Purchase Shares; Listing. When issued and delivered in accordance with this Agreement, the Purchase Shares to be delivered under this Agreement shall (a) be duly and validly authorized, issued and outstanding, (b) be fully paid and non-assessable, (c) be free and clear of any Liens, including claims or rights under any voting trust agreements, shareholder agreements or other agreements (other than as contemplated by Sections 2.4 and 2.5, the AxIx Trust and the Escrow Agreement), (d) be listed for trading on Nasdaq and (e) not have been issued in violation of the preemptive rights of any Person.

3.5 Consent of Governmental Authorities. Except as set forth on Schedule 3.5, no consent, approval or authorization of, or registration, qualification or filing with any domestic or foreign federal, state or local governmental or regulatory authority, or any other Person, is required to be made by Buyer or any of its Subsidiaries in connection with the execution, delivery or performance of this Agreement by each of Buyer and its Subsidiaries or the consummation by each of Buyer and its Subsidiaries of the transactions contemplated hereby.

3.6 Brokers. Except as set forth on Schedule 3.6, neither Buyer nor any of its Subsidiaries has employed any financial advisor, broker or finder and none of them have incurred and none of them will incur any broker’s, finder’s, investment banking or similar fees, commissions or expenses, in connection with the transactions contemplated by this Agreement.

3.7 Organizational Documents and Corporate Records. A true and complete copy of (a) the charter and other organizational documents, in each case as amended to the date of this Agreement, of Buyer, and, to the extent that this Agreement has been assigned to a Subsidiary of the Company in accordance with Section 11.3, the organizational documents of such Subsidiary, (b) all other corporate documents of each of Buyer and its Subsidiaries, and (c) the minutes of meetings of the board of directors of Buyer have been previously made available to the Company. The minutes of the Buyer, to the extent they were recorded, contain complete and accurate records of all meetings and other corporate actions of the board of directors and committees thereof of Buyer from January 1, 2004 to the date hereof. Other than the Stockholder Vote, all matters requiring the authorization or approval of the board of directors, a committee of the board of directors, or the shareholders of Buyer have been duly and validly authorized and approved by them since January 1, 2004 and, to the Buyer’s Knowledge prior to January 1, 2004.

3.8 Capitalization.

(a) The authorized shares of Buyer consist of (i) 60,000,000 shares of Buyer Common Stock and (ii) 4,000,000 shares of Preferred Stock, par value US$0.001 per share (“Buyer Preferred Stock”). At the close of business on December 10, 2004: (i) 37,796,726 shares of Buyer Common Stock were outstanding, all of which were validly issued, fully paid and nonassessable; (ii) options and warrants to acquire 5,986,240 shares of Buyer Common Stock were issued and outstanding; and (iii) no shares of Buyer Preferred Stock were issued and outstanding. There were no shares of Buyer Common Stock held, directly or indirectly, by the Buyer or its Subsidiaries. Except as set forth Schedule 3.8 or as set forth above, at the close of business on December 10, 2004, no shares or other voting securities of Buyer were issued, reserved for issuance or outstanding. Except as set forth on Schedule 3.8(a) or as set forth above, as of the date of this Agreement, there are not any bonds, debentures, notes or other indebtedness of Buyer having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the shareholders of Buyer may vote (“Voting Company Debt”).

(b) Except as set forth on Schedule 3.8(b), as of the date of this Agreement, there are not any options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, contracts, arrangements or undertakings of any kind to which Buyer is a party or by which it is bound (i) obligating Buyer to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, Buyer or any Voting Company Debt, (ii) obligating Buyer to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, contract, arrangement or undertaking or (iii) that give any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights accruing to the shareholders of Buyer. As of the date of this Agreement, there are not any outstanding contractual obligations of Buyer to repurchase, redeem or otherwise acquire any shares of capital stock of Buyer.

3.9. SEC Documents; Undisclosed Liabilities.

(a) Buyer has filed all required reports, schedules, forms, statements and other documents with the SEC since December 31, 2002 (the “Buyer SEC documents”). As of its date, each Buyer SEC Document complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Buyer SEC Documents, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated thereunder or necessary in order to make the statements therein (other than in the case of registration statements of Buyer filed under the Securities Act, in light of the circumstances under which they were made) not misleading, except to the extent that such Buyer SEC Document has been modified or superseded by a later filed Buyer SEC Document prior to the date hereof.

(b) The financial statements of Buyer and its Subsidiaries included in Buyer’s (i) annual reports on Form 10-K for the fiscal years ended December 31, 2003 and December 31, 2002 and (ii) quarterly reports on Form 10-Q for the quarterly periods ended September 30, 2004, June 30, 2004 and March 31, 2004, (A) complied at the time they were filed as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (B) have been prepared in accordance with the books of account and records of Buyer, (C) have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and (D) fairly presented in all material respects the consolidated financial position of Buyer as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments), in each case except to the extent that such financial statements have been restated, modified or supplemented by later filed financial statements prior to the date hereof.

(c) Except as set forth in Schedule 3.9(c) or for liabilities incurred in the ordinary course of business since the date of the most recent balance sheet included in the Filed Buyer SEC Documents, Buyer has no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of Buyer or the notes thereto which, individually or in the aggregate, would have a Buyer Material Adverse Effect which are not reflected on the most recent balance sheet included in the Filed Buyer SEC Documents.

3.10 Compliance with Laws. Except as set forth in Schedule 3.10 or in Buyer SEC Documents filed and publicly available prior to the date of this Agreement (the “Filed Buyer SEC Documents”), to Buyer’s Knowledge, each of Buyer and its Subsidiaries is in compliance with all Laws and other legal requirements applicable to it or its properties, including without limitation those relating to (a) the development, testing, manufacture, packaging, labeling, distribution, consumer protection and marketing of products or the provision of services, (b) employment, safety and health and (c) building, zoning and land use. Since January 1, 2002, neither Buyer nor its Subsidiaries has received notification from any governmental or regulatory authority asserting that it is not in compliance with or has violated any of the Laws which such governmental or regulatory authority enforces, or threatening to revoke any authorization, consent, approval, franchise, license, or permit, and neither Buyer nor its Subsidiaries is subject to any agreement or consent decree with any governmental or regulatory authority arising out of previously asserted violations.

3.11 Legal Proceedings. Except as set forth on Schedule 3.11 or in the Filed Buyer SEC Documents, (a) neither Buyer nor its Subsidiaries are parties to any pending or, to Buyer’s Knowledge threatened, legal, administrative or other proceeding, arbitration, mediation, out-of-court settlement negotiation or, to Buyer’s Knowledge, investigation, and (b) no Person who is or was a director or officer of Buyer or its Subsidiaries is a party to any pending, or to Buyer’s Knowledge threatened, legal, administrative or other proceeding, arbitration, mediation, out-of-court settlement negotiation or to Buyer’s Knowledge investigation in their capacity as directors or officers of Buyer or its Subsidiaries. Except as set forth on Schedule 3.11 or the Filed Buyer SEC Documents, neither Buyer nor its Subsidiaries is subject to any order, writ, injunction, decree or other judgment of any court or governmental or regulatory authority.

3.12 Absence of Material Adverse Effects. Except as disclosed in Schedule 3.12 or the Filed Buyer SEC Documents, since December 31, 2003, each of Buyer and its Subsidiaries has conducted its businesses only in the ordinary and usual course and in a manner consistent with past practices and, since such date: (a) there has been no Buyer Material Adverse Effect; and (b) neither Buyer nor its Subsidiaries has engaged or agreed to engage in any of the actions described in Section 6.1(d) unless consented by the Company in writing.

3.13 Intellectual Property.

(a) Except as set forth on Schedule 3.13(a), to Buyer’s Knowledge, each of Buyer and its Subsidiaries owns or possesses adequate licenses or other legal rights to use all Intellectual Property material to the conduct of Buyer’s and its Subsidiaries’ business as presently conducted. Except as set forth on Schedule 3.13(a), the registered Intellectual Property of Buyer and its Subsidiaries which is material to the conduct of the Buyer’s and its Subsidiaries’ business, as a whole, is properly registered and is in full force and effect as of the date hereof.

(b) Except as set forth on Schedule 3.13(b) or as disclosed in the Filed Buyer SEC Documents, the Intellectual Property that is owned by Buyer and its Subsidiaries and is material to the business of the Buyer and its Subsidiaries as presently conducted is free and clear of all Liens, and no royalties, honorariums or fees are or, to the Buyer’s Knowledge, will be payable by Buyer or any of its Subsidiaries by reason of the ownership or use of such Intellectual Property. Except as disclosed in the Filed Buyer SEC Documents since January 1, 2002, no claims have been made or threatened (i) asserting the invalidity, abuse, misuse, or unenforceability, or seeking the cancellation, of any Intellectual Property owned by Buyer or its Subsidiaries that is material to the conduct of the business of Buyer and its Subsidiaries, as a whole, as presently conducted or (ii) asserting that the conduct of Buyer’s or its Subsidiaries’ business as presently conducted infringes or violates the Intellectual Property rights of any other Person. Except as disclosed in the Filed Buyer SEC Documents, to Buyer’s Knowledge, there are no infringements, violations, misuse or misappropriations of any material Intellectual Property owned by Buyer or its Subsidiaries. To Buyer’s Knowledge, the conduct of Buyer’s and its Subsidiaries’ business, as a whole, as presently conducted does not infringe the Intellectual Property rights of any other Person. The consummation of the transactions contemplated hereby will not alter or impair any of the Intellectual Property that is material to the conduct of Buyer’s and its Subsidiaries’ business as presently conducted. Except as set forth on Schedule 3.13(b) or disclosed in the Filed Buyer SEC Documents, no interest in any of Buyer’s or its Subsidiaries’ Intellectual Property rights material to the conduct of Buyer’s and its Subsidiaries’ business, as a whole, as presently conducted has been assigned, transferred, licensed or sublicensed by Buyer or its Subsidiaries to third parties. To the Buyer’s Knowledge, there is no basis for believing that any of the Intellectual Property that is material to the business of the Buyer and its Subsidiaries, as a whole, is invalid or unenforceable. The Buyer has taken commercially reasonable steps to maintain and protect the Intellectual Property of Buyer and Subsidiaries that is material to their business, taken as a whole, including, but not limited to, trade secrets and other proprietary know-how.

3.14 Governmental Authorizations. Each of the statements in this Section 3.14 are qualified by reference to the Filed Buyer SEC Documents. Except as set forth on Schedule 3.14, each of Buyer and its Subsidiaries has all material authorizations, consents, approvals, franchises, licenses and permits (“Permits”) required under applicable Law for the ownership of Buyer’s and its Subsidiary’s properties and operation of their businesses as presently operated and as are reasonably expected to be operated in the future. No suspension, nonrenewal or cancellation of any such Permits is pending or, to the Buyer’s Knowledge threatened, and there is no reasonable basis therefor. Neither Buyer nor its Subsidiaries is in conflict with, or in default or violation of any such Permits.

3.15 Related Parties. Each of the statements in this Section 3.15 are qualified by reference to the Filed Buyer SEC Documents. No director or executive officer of Buyer or its Subsidiaries owns, directly or indirectly, any significant interest in, or is a director, officer, employee, consultant or agent of, any Person that is a competitor of either Buyer or its Subsidiaries. No director or executive officer of either Buyer or its Subsidiaries (a) owns, directly or indirectly, in whole or in part, any property, asset or right, real, personal or mixed, tangible or intangible that is material to the business, financial condition, prospects or results of operations of either Buyer or its Subsidiaries; (b) has an interest in or is, directly or indirectly, a party to any material contract of either Buyer or its Subsidiaries, except for employment, consulting or other personal service agreements; or (c) has, since January 1, 2002, received, directly or indirectly, from either Buyer or its Subsidiaries any extension of credit, or maintenance or renewal of an extension of credit, in the form of a personal loan which is outstanding as of the date hereof.

3.16 Insurance. Each of the statements in this Section 3.16 are qualified by reference to the Filed Buyer SEC Documents. Buyer’s insurance policies, other than those relating to director and officer liability, providing third-party insurance coverage to Buyer are sufficient for the compliance by each of Buyer and its Subsidiaries with all material requirements of Law, all material contracts of Buyer and its Subsidiaries and the material conduct of its business. Since June 30, 2004, Buyer has maintained policies of director and officer liability insurance in such amounts as are customary for companies comparable to the Buyer. All of such policies referred to in the preceding two sentences are in full force and effect and are valid and enforceable in accordance with their terms, and since January 1, 2002, each of Buyer and its Subsidiaries has complied with all terms and conditions of such policies, including the payment of premium payments. Since January 1, 2002, none of the insurance carriers has indicated to Buyer or its Subsidiaries an intention to cancel or not renew any such policy. Neither Buyer nor its Subsidiaries has any material claim pending or anticipated against any of the insurance carriers under any of such policies, and to Buyer’s Knowledge, since January 1, 2002, there has been no actual or alleged occurrence of any kind which may give rise to any such claim.

3.17 Clinical Trials.

(a) To the Buyer’s Knowledge, the Filed SEC Documents and the diligence documents delivered to the Company collectively, include all material information concerning any and all results of its on-going clinical trials for pancreatic cancer and gastric cancer.

(b) Except as previously disclosed to the Company or the Company’s due diligence team:

(i) During the past five years, Buyer has not received any notice or other communication from any drug regulatory agency or any other governmental entity in any domestic or foreign jurisdiction alleging any violation of any Law by Buyer applicable to any Buyer drug candidate. Since January 1, 2002, no governmental entity or regulatory authority has served any notice, warning letter, regulatory letter, or any other similar communication on Buyer stating that its development of any drug candidate was or is in violation of any Law, clearance, approval, permission, authorization, consent, exemption, guidance or guideline, or were or are the subject of any material pending, or to Buyer’s Knowledge threatened administrative agency or governmental entity investigation, proceeding, review or inquiry.

(ii) To the extent that Buyer has received copies of any reports of inspection observations or other correspondence from any governmental entity since January 1, 2002 related to testing facilities where drug candidates of Buyer are being developed and tested, Buyer has made available such reports or correspondence to the Company prior to the date hereof.

(iii) To the extent mandatorily required for the purpose of obtaining data to be submitted to government authorities to obtain marketing approval, all preclinical and clinical trials and bioequivalence studies conducted, supervised or monitored by Buyer have been conducted in compliance with all applicable federal, state, and local Laws, and the regulations and requirements of any applicable governmental entity, good clinical practice, good manufacturing practice and good laboratory practice requirements. Since January 1, 2002, Buyer has consistently obtained and maintained any necessary Institutional Review Board (“IRB”) approvals of clinical trials or modifications thereto, conducted, supervised or monitored by Buyer. In no clinical trial conducted, supervised or monitored by Buyer in the past three years has IRB approval been suspended, terminated, put on clinical hold or voluntarily withdrawn because of deficiencies attributed to Buyer.

(iv) Buyer has made available to the Company all pre-clinical and clinical studies and trials and bioequivalence studies referenced in Buyer’s investigational new drug applications as of the date hereof, specifying related reference listed drugs, and patent certifications, filed with the FDA, or any similar applications in any domestic or foreign jurisdiction, as amended from time to time, together with the dates and brief descriptions of such studies, previously or currently undertaken or sponsored by (A) Buyer, (B) to Buyer’s Knowledge, its licensors and their respective affiliates and (C) to Buyer’s Knowledge, any third-party investigator and such third-party’s licensors. Buyer has made available to the Company true, complete and accurate copies of all material data and reports with respect to such studies and trials, and all other material information regarding the efficacy and safety of Buyer drug candidates. Buyer has made available to the Company all material correspondence between Buyer and the FDA and other governmental entity regarding Buyer drug candidates, and, to the extent provided to Buyer, between the FDA and other governmental entities relating thereto.

(v) To Buyer’s Knowledge, as of the date hereof there are no safety, efficacy, regulatory, legal or other issues that could reasonably be expected to have a material adverse effect on the FDA’s or any other governmental entity’s approval of existing drug candidates.

(vi) Since January 1, 2002, Buyer has not, unless corrected in a subsequent statement, act or disclosure made prior to the date hereof, made in writing or, to Buyer’s Knowledge, has any Director or employee of Buyer made verbally, an untrue statement of a material fact or fraudulent statement to the FDA or any other governmental entity, failed to disclose a material fact required to be disclosed to the FDA or any other governmental entity, or committed an act, made a statement, or failed to make a statement that, at the time such disclosure was made, would reasonably be expected to violate any governmental policy respecting fraud, untrue statements of material fact, bribery, and illegal gratuities, or any similar policy or Law.

(vii) There is no agreement (non-compete or otherwise), judgment, injunction, order or decree binding upon Buyer that has or to Buyer’s Knowledge, reasonably could be expected to have, the effect of prohibiting or materially impairing any clinical trials relating to Buyer drug candidates (except for customary field of use limitations in licenses) that do not prohibit or materially impair the conduct of clinical trials or the conduct by Buyer of its business as currently conducted.

(viii) To Buyer’s Knowledge, there have been no severe adverse events in any clinical trials conducted by or on behalf of Buyer of such a nature that would be required to be reported to any applicable regulatory authority that have not been so reported to such authority.

(ix) Since January 1, 2002, the Buyer has not received or been subject to any FDA Form 483’s relating to the Buyer’s drug candidates.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the schedules to this Article or as otherwise expressly contemplated by this Agreement, the Company represents and warrants that the representations and warranties set forth in the first sentence of Section 4.1 and in Section 4.7 are true and correct as of the date hereof and that all other representations and warranties set forth in this Article 4 are true and correct as of the date hereof, except for such failure to be true and correct as would not result, individually or in the aggregate, in a Material Adverse Effect on the Company.

4.1 Organization. The Company has been duly organized and is validly existing under the Laws of the jurisdiction of its incorporation or organization, as the case may be. The Company is duly qualified or licensed to do business, and is in good standing, in each of the jurisdictions where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary. The Company has all requisite right, power and authority to (a) own or lease and operate its properties and (b) conduct its business as presently conducted. The Company has no Subsidiaries.

4.2 Authorization; Enforceability. The Company has all requisite right, power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite corporate action. This Agreement and all other documents to be executed and delivered by the Company pursuant to this Agreement have been and will be duly executed and delivered and constitute or, upon execution, will constitute, the valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other Laws affecting the enforcement of creditors’ rights in general, and except that the enforceability of this Agreement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.3 No Violation or Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby: (a) do not and will not violate or conflict with any provision of Law or any provision of the Company’s organizational documents; and (b) do not and will not, with or without the passage of time or the giving of notice, violate, conflict with, result in the breach of, or constitute a default, cause the acceleration of performance or require any consent under, or result in the creation of any Lien upon any property or assets of the Company pursuant to any instrument or agreement to which the Company is a party or by which any of its properties may be bound or affected, other than instruments or agreements as to which consent shall have been obtained at or prior to the Closing, each of which instruments or agreements is listed on Schedule 4.3.

4.4 Consent of Governmental Authorities. Except as set forth on Schedule 4.4, no consent, approval or authorization of, or registration, qualification or filing with any domestic or foreign federal, state or local governmental or regulatory authority, or any other Person, is required to be made by the Company in connection with the execution, delivery or performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby.

4.5 Brokers. (a) Except as set forth on Schedule 4.5 or Schedule 4.11, (i) neither the Company nor (ii) any Seller, to the extent that such fees, commissions or expenses are payable by the Company, has (1) employed any financial advisor, broker or finder nor (2) incurred, agreed to incur or agreed to be obligated to pay, and none of them will incur any broker’s, finder’s, investment banking or similar fees, commissions or expenses and (b) except as set forth on Schedule 4.11 no Person has a claim, whether acknowledged or not, against the Company for fees, commissions or expenses in connection with the transactions contemplated by this Agreement.

4.6 Organizational Documents and Corporate Records. A true and complete copy of (a) the Articles of Association and other organizational documents of the Company, as amended, (b) all other corporate organizational documents of the Company, and (c) the minutes of meetings of the Company Board of Directors and the Supervisory Board have been previously made available to Buyer. Such minutes, to the extent they were recorded, contain complete and accurate records of all meetings and other corporate actions of the Company Board of Directors, the Supervisory Board and committees of the Supervisory Board from the date of its incorporation to the date hereof. All matters requiring the authorization or approval of the Company Board of Directors, a committee of the Company Board of Directors, the Supervisory Board, or the shareholders of the Company have been duly and validly authorized and approved by them.

4.7 Capitalization. At the close of business on December 10, 2004: (i) (A) 1,704,800 Company Common Shares, (B) 1,484,700 Class A-Preferred Shares and (C) 3,000,000 Class B-Preferred Shares were outstanding, all of which were validly issued, fully paid and non-assessable; (ii) options to acquire up to 618,750 Company Common Shares pursuant to the Company’s employee stock option plan (“ESOP”) and the Company’s stock option program for members of the Supervisory Board and the scientific advisory board (“SOP”) were issued and outstanding; (iii) 630 Convertible Bonds with a face value of EUR 12,500 each, issued by the Company in October 2002 were outstanding; (iv) 22,666,667 Convertible Bonds with a face value of EUR 1.00 each, issued by the Company in March 2004 were outstanding; and (v) the Company has as set out in the Articles of Association, (X) a registered authorized capital (genehmigtes Kapital) in the amount of up to EUR 3,094,750 for the issuance of up to 3,094,750 new shares, each with a par value of EUR 1.00, and (Y) a registered contingent capital (bedingtes Kapital) in the aggregate amount of up to

EUR 3,094,750 consisting of up to 3,094,750 new shares, each with a par value of EUR 1.00. The Securities represent 100% of all of the equity interests in the Company. Except as set forth above or on Schedule 4.7, at the close of business on December 10, 2004, no shares or other voting securities of Company were issued, reserved for issuance or outstanding. Except as set forth above, or on Schedule 4.7, there are not any bonds, debentures, notes or other indebtedness of Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the shareholders of Company may vote (“Voting Company Debt”). Except as set forth above or on Schedule 4.7, as of the date of this Agreement, there are no options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, contracts, arrangements or undertakings of any kind to which Company is a party or by which it is bound (i) obligating Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, Company or any Voting Company Debt, or (ii) obligating Company to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, contract, arrangement or undertaking (“Options”) and as of the Closing, there will be no Options outstanding other than those purchased by the Buyer hereunder. As of the date of this Agreement, there are not any outstanding contractual obligations of Company to repurchase, redeem or otherwise acquire any shares of capital stock of Company.

4.8 Financial Statements. The Company has previously delivered to Buyer a true and complete copy of the: (i) audited balance sheet of the Company and the profit and loss statement of the Company as of and for the period beginning January 1, 2004 and ended September 30, 2004, including any related notes which balance sheet has been signed by the Board of Directors in accordance with the Laws of Austria (collectively, the “Most Recent Financial Statements”) and (ii) balance sheets of the Company as of December 31, 2003, 2002 and 2001, and the profit and loss statement as of December 31, 2003, 2002 and 2001, including any related notes and the supplement thereto, certified by the Company’s independent certified public accountants pursuant to their audit of the financial records of the Company (collectively, the “Financial Statements”). The Most Recent Financial Statements and the Financial Statements: (a) have been prepared in accordance with the books of account and records of the Company; (b) fairly present, and are true, correct and complete statements of the financial condition of the Company and the results of its operations at the dates and for the periods specified in those statements; and (c) have been prepared in accordance with IFRS, consistently applied with prior periods.

4.9 Absence of Undisclosed Liabilities. Except as set forth in Schedule 4.9 or the Most Recent Financial Statements and except for liabilities incurred in the ordinary course of business since the date of the most recent balance sheet included in the Most Recent Financial Statements, the Company has no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by IFRS to be set forth on a consolidated balance sheet of the Company or the notes thereto which, individually or in the aggregate, would have a Material Adverse Effect on the Company.

4.10 Compliance with Laws. To the Company’s Knowledge, the Company is in compliance with all Laws and other legal requirements applicable to it or its properties, including without limitation those relating to (a) the development, testing, manufacture, packaging, labeling, distribution, consumer protection and marketing of products or the provision of services, (b) employment, safety and health and (c) building, zoning and land use. Since January 1, 2002, the Company has not received notification from any governmental or regulatory authority asserting that it is not in compliance with or has violated any of the Laws which such governmental or regulatory authority enforces, or threatening to revoke any authorization, consent, approval, franchise, license, or permit, and the Company is not subject to any agreement or consent decree with any governmental or regulatory authority arising out of previously asserted violations.

4.11 Legal Proceedings. Except as set forth on Schedule 4.11, (a) the Company is not a party to any pending or, to the Company’s Knowledge threatened, legal, administrative or other proceeding, arbitration, mediation, out-of-court settlement negotiation or to the Company’s Knowledge investigation, and (b) no Person who is or was a Director of the Company is a party to any pending, or to the Company’s Knowledge threatened, legal, administrative or other proceeding, arbitration, mediation, out-of-court settlement negotiation or to the Company’s Knowledge investigation in their capacity as Directors of the Company. Except as set forth in Schedule 4.11, the Company is not subject to any order, writ, injunction, or other judgment of any court or governmental or regulatory authority.

4.12 Absence of Material Adverse Effects. Except as disclosed in Schedule 4.12, since September 30, 2004, the Company has conducted its businesses only in the ordinary and usual course and in a manner consistent with past practices and, since such date: (a) there has been no Material Adverse Effect; and (b) except as set forth on Schedule 4.12, the Company has not agreed to engage in any of the actions described in Sections 6.1(b)(i), (ii), (xiv) and (xv) unless consented by Buyer in writing.

4.13 Title to and Condition of Personal Property.

(a) Except as set forth on Schedule 4.13(a), the Company has good and marketable title or leasehold interest to each item of equipment and other personal property, included as an asset in the Most Recent Financial Statements (except assets sold or otherwise disposed of since September 30, 2004 in the ordinary course of business consistent with past practices to Persons other than any Affiliates of the Company), free and clear of all Liens.

(b) Except as set forth on Schedule 4.13(b), all of the buildings, structures, appurtenances, leasehold improvements, equipment, machinery, rolling stock and other tangible property owned or leased by the Company are: (i) in reasonable operating condition and repair, ordinary wear and tear excepted, (ii) not in need of substantial maintenance or repairs (except for ordinary or routine maintenance or repairs) and (iii) adequate and sufficient for the continuing conduct of the business of the Company as now conducted.

(c) This Section 4.13 does not relate to real property or interests in real property, such items being the subject of Section 4.15, or to Intellectual Property of the Company, such items being the subject of Section 4.14.

4.14 Intellectual Property.

(a) Except as set forth in Schedule 4.14(a), to Company’s Knowledge, the Company owns or possesses adequate licenses or other legal rights to use all Intellectual Property material to the conduct of the Company’s business as presently conducted. Except as set forth in Schedule 4.14(a), the Company’s registered Intellectual Property which is material to the conduct of the Company’s business is properly registered and is in full force and effect as of the date hereof.

(b) Except as set forth in Schedule 4.14(b), the Intellectual Property that is owned by the Company and is material to the business of the Company as presently conducted is free and clear of all Liens, and no royalties, honorariums or fees are or, to the Company’s Knowledge, will be payable by the Company by reason of the ownership or use of such Intellectual Property. Since January 1, 2002, no claims have been made or threatened (i) asserting the invalidity, abuse, misuse, or unenforceability, or seeking the cancellation, of any Intellectual Property owned by the Company that is material to the conduct of the business of the Company as presently conducted or (ii) asserting that the conduct of the Company’s business as presently conducted infringes or violates the Intellectual Property rights of any other Person. To the Company’s Knowledge, there are no infringements, violations, misuse or misappropriations of any material Intellectual Property owned by the Company. To the Company’s Knowledge, the conduct of the Company’s business as presently conducted does not infringe the Intellectual Property rights of any other Person. The consummation of the transactions contemplated hereby will not alter or impair any of the Intellectual Property that is material to the conduct of the Company’s business as presently conducted. Except as set forth in Schedule 4.14(b), no interest in any of the Company’s Intellectual Property rights material to the conduct of the Company’s business as presently conducted has been assigned, transferred, licensed or sublicensed by the Company to third parties. To the Company’s Knowledge, there is no basis for believing that any of the Company’s Intellectual Property, that is material to the business of the Company, is invalid or unenforceable. The Company has taken commercially reasonable steps to maintain and protect the Company’s Intellectual Property, that is material to the business of the Company, including, but not limited to, trade secrets and other proprietary know-how.

4.15 Real Property.

(a) The Company does not own any real property.

(b) Schedule 4.15 sets forth the street address of each parcel of real property leased by the Company (the “Leased Property”). The Company has previously made available to Buyer true and complete copies of all of the lease agreements, as amended to date (the “Leases”) relating to the Leased Property. The Company enjoys peaceful and undisturbed possession of the Leased Property. No Person other than the Company has any right to use or occupy any part of the Leased Property.

(c) All material construction and improvements made on the Leased Property are, to the Company’s Knowledge, structurally sound, in a state of good maintenance and repair and in a condition adequate and suitable for the effective conduct therein of the business conducted by the Company and are in compliance with any applicable national, provincial or municipal construction or zoning regulation.

4.16 Governmental Authorizations. The Company has all material Permits required under applicable Law for the ownership of the Company’s properties and operation of its businesses as presently operated and as they are reasonably expected to be operated in the future. No suspension nonrenewal or cancellation of any of the Permits is pending or, to the Company’s Knowledge threatened, and to the Company’s Knowledge there is no reasonable basis therefor. The Company is not in conflict with, or in default or violation of any such Permits.

4.17 Employment Matters.

(a) Employment Agreements. Except as set forth on Schedule 4.17(a), there are no (i) employment or consulting agreements between individuals and the Company with change of control provisions that provide that a change of control would result in (A) a material change in the terms of such agreement, (B) provides for the acceleration or change in the award, grant, vesting or determination of options, warrants, rights, severance payments, or other contingent obligations of any nature whatsoever of the Company in favor of any such party, (C) an event of default or (D) termination, (ii) contractual severance agreements (other than collective bargaining agreements) between the Company and any Director or (iii) contractual indemnification arrangements between the Company and any Director, consultant that is an individual or employee. The Company has previously made available to Buyer true and complete copies of all of such agreements. The Company has not entered into any agreement or arrangement for the management of its business or any material part thereof other than with its Directors or employees.

(b) Personnel. The Company has made available the names, job descriptions and annual salary rates and other compensation of any kind of all Directors and consultants of the Company (including compensation paid or payable by the Company under the Plans (as hereafter defined)), and the Company Due Diligence List sets forth all material employee policies concerning employment, a complete copy of each of which (or a description, if unwritten) has been made available to Buyer.

(c) Employment Laws. The Company has complied with all applicable employment Laws and collective bargaining agreements, including minimum salary, payroll, withholding and related obligations, benefits, social security, and does not have any obligation in respect of any amount due to employees of the Company or government agencies, other than normal salary, other fringe benefits and contributions accrued but not payable on the date hereof.

(d) Employee Benefit Plans. The Company does not have any pension, retirement, medical, disability, hospitalization, insurance, welfare or any other similar employee benefit plan, other than as required by (i) Law or (ii) a collective bargaining agreement (the “Plans”) or as provided for in the agreements that are disclosed in the Company Due Diligence List, for any of its Directors, consultants that are individuals, employees or former employees. None of the Plans are subject to United States Law. Except as disclosed on Schedule 4.17(d) there are no stock purchase, stock bonus, stock ownership, stock option, profit sharing, or cash bonus incentive with an annual payment per employee or Director of more than EUR 50,000, or similar plans for any of its consultants that are individuals, former directors, employees or former employees. Sellers have previously delivered to Buyer a true and complete copy of all of the Plans (or, if oral, an accurate written summary thereof).

(e) Without limiting the generality of Section 4.11, each Plan has been administered in accordance with its terms and applicable Law. The Company has paid or accrued in accordance with normal accounting practices all amounts required under applicable Law, collective bargaining agreements and any Plan to be paid as a contribution to each Plan through the date hereof and the Company has set aside adequate reserves to meet contributions which are not yet due under any Plan or applicable Law or collective bargaining agreements.

4.18 Labor Relations. There is no strike or dispute pending or, to the Company’s Knowledge threatened, involving any employees of the Company. The Company is not a party to, otherwise bound by or, to the Company’s Knowledge threatened with, any labor or collective bargaining agreement (except as set forth in Schedule 4.19(g)). Without limiting the generality of Section 4.11, (a) no unfair labor practice complaints are pending or, to the Company’s Knowledge threatened against the Company, and (b) no Person has made any claim which has not been settled, and to the Company’s Knowledge there is no reasonable basis for any claim, against the Company under any statute, regulation or ordinance relating to employees or employment practices, including without limitation those relating to age, sex and racial discrimination, conditions of employment, and wages and hours.

4.19 Company Agreements. The list of provided due diligence materials set forth on Schedule 4.19 includes all written and oral agreements, arrangements or commitments to which the Company is a party or by which its assets are bound or affected (those required to be listed on Schedule 4.19 being collectively, the “Company Contracts”) which are:

(a) partnerships, joint ventures or similar agreements of the Company with another Person;

(b) contracts or agreements under which the Company has created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) indebtedness in any amount or under which the Company has imposed (or may impose) a Lien on any of its assets with a value of more than EUR 50,000, whether tangible or intangible securing indebtedness;

(c) contracts or agreements which involves an aggregate payment or commitment per contract or agreement on the part of the Company of more than EUR 100,000 per year;

(d) leases and subleases from any third person to the Company, in each case requiring annual lease payments in excess of EUR 50,000;

(e) contracts or agreements to which the Company is a party limiting the right of the Company (i) to engage in, or to compete with any person in, any business, including each contract or agreement containing exclusivity provisions restricting the geographical area in which, or the method by which, any business may be conducted by the Company or (ii) to solicit any customer or client;

(f) fire, casualty, liability, title, worker’s compensation and all other insurance policies and binders maintained by the Company;

(g) collective bargaining agreements applicable to persons employed by the Company;

(h) licenses, licensing agreements and other agreements providing in whole or part for the use of any Intellectual Property of the Company; and

(i) all other contracts or agreements which individually or in the aggregate are material to the Company or the conduct of its business, other than those which are terminable upon no more than 30 days notice by the Company without penalty or other adverse consequence.

Schedule 4.19(b) identifies each of the Company Contracts that provide that a change of control would result in (i) a material change in the terms of such Company Contract, (ii) an event of default or (iii) termination. The Company Contracts are each in full force and effect and are the valid and binding obligations of the Company and enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws affecting the enforcement of creditors rights in general and general principals of equity, and, to the Company’s Knowledge, are valid and binding obligations of the other parties thereto. To the Company’s Knowledge, since January 1, 2002, the Company has received no notice of default under any of the Company Contracts. The Company is not in default under any Company Contract to which it is a party, and no event has occurred which, with the passage of time or the giving of notice or both, would constitute a default by the Company thereunder. Each of the Company Contracts made available to Buyer was a true and complete copy of such contact as amended.

4.20 Significant Supplier. Since the date of the Most Recent Financial Statements, no material Significant Supplier (as defined below) of the Company has (a) canceled, suspended or otherwise terminated its relationship with the Company or (b) advised the Company of its intention to cancel, suspend or terminate its relationship or materially change the terms upon which it transacts with the Company. For purposes of this Section 4.20 “Significant Supplier” shall mean any of the suppliers of any product or service, or a component of any product or service, which is in clinical trials, including any of the clinical research organizations currently conducting clinical trials for the Company.

4.21 Tax Matters. To the Company’s Knowledge, all Tax returns and other similar documents required to be filed by the Company with respect to the Company have been timely filed with the appropriate governmental authorities in all jurisdictions in which such returns and documents are required to be filed, all of the foregoing as filed are, to the Company’s Knowledge, true, correct and complete and accurately and completely reflect all liabilities for Taxes of the Company for the periods to which such returns and documents relate, and all amounts shown as owing thereon have been paid, unless an extension for payment has been obtained. All Taxes, if any, to the Company’s Knowledge, collectible or payable by the Company or relating to or chargeable against any of its assets through September 30, 2004 were fully collected and paid by such date or provided for by adequate reserves in the Most Recent Financial Statements as of September 30, 2004, in accordance with applicable accounting principles. Except as disclosed in the documents referred to in the Company Due Diligence List, no claims or deficiencies have been asserted against the Company with respect to any Taxes which have not been paid or otherwise satisfied or for which accruals or reserves have not been made in the Most Recent Financial Statements, and there exists no reasonable basis for the making of any such claims. The Company has not consented to the extension of any statute of limitations relating to taxation.

4.22 Guaranties. Except as set forth on Schedule 4.22, the Company has not granted any Guaranty since the date of the Most Recent Financial Statements.

4.23 Related Parties. Except as set forth on Schedule 4.23, no Director (a) owns, directly or indirectly, any significant interest in, or is a director, officer, employee, consultant or agent of, any Person which is a competitor of the Company; (b) owns, directly or indirectly, in whole or in part, any property, asset or right, real, personal or mixed, tangible or intangible that is material to the business, financial condition, prospects or results of operations of the Company; (c) has an interest in or is, directly or indirectly, a party to any Company Contract, except for employment, consulting or other personal service agreements; or (d) has received, directly or indirectly, from the Company any extension of credit, or maintenance or renewal of an extension of credit, in the form of a personal loan which is outstanding as of the date hereof.

4.24 Insurance. The Company Due Diligence List includes a list of all insurance policies providing insurance coverage of any nature to the Company and the Company has made available true and complete copies of all of such insurance policies as amended. Such policies are sufficient for the compliance by the Company with all material requirements of Law, all Company Contracts and the material conduct of its business. All of such policies are in full force and effect and are valid and enforceable in accordance with their terms. Since January 1, 2002, the Company has complied with all terms and conditions of such policies, including the payment of premium payments. Since January 1, 2002, none of the insurance carriers has indicated to Company an intention to cancel or not renew any such policy. The Company has no material claim pending or anticipated against any of the insurance carriers under any of such policies, and to the Company’s Knowledge, since January 1,

2002, there has been no actual or alleged occurrence of any kind which may give rise to any such claim.

4.25 Absence of Certain Business Practices. None of the Company, the Directors, or any other Person acting on behalf of or associated with the Company, acting alone or together, has since January 1, 2002: (a) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, employee or agent of any customer or supplier, official or employee of any government (domestic or foreign) or other Person; or (b) directly or indirectly, given or agreed to give any money, gift or similar benefit to any customer, supplier, employee or agent of any customer or supplier, official or employee of any government (domestic or foreign), or any political party or candidate for office (domestic or foreign) or other Person who was, is or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which:

(i) may subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding in any jurisdiction which could reasonably be expected to have a Material Adverse Effect on the Company; or

(ii) if not continued in the future, may have a Material Adverse Effect on the Company or subject the Company to suit or penalty in any private or governmental litigation or proceeding which could reasonably be expected to have a Material Adverse Effect on the Company.

4.26 Pharmaceutical Products. The Company has, since the inception of the Company, not sold any products.

4.27 Compliance with Environmental Laws. The Company is in compliance with all applicable Environmental Laws. Except as indicated in Schedule 4.27, to the Company’s Knowledge, (a) since the inception of the Company, there have been no governmental claims, citations, notices of violation, judgments, decrees or orders issued against the Company for impairment or damage, injury or adverse effect to the environment or public health and there have been no private complaints with respect to any such matters, (b) since the inception of the Company, there is no condition relating to any properties of the Company that would require any type of remediation, clean-up, response or other action under applicable Environmental Laws and (c) the Company has complied with all applicable Environmental Laws in the generation, treatment, storage and disposal of toxic and hazardous substances, as defined under any applicable Environmental Laws.

4.28 Assets and Rights. The assets and rights owned by the Company and reflected on the Most Recent Financial Statements constitute all material assets and rights required to operate the pharmaceutical business of the Company as currently conducted.

4.29 No United States Transactions. The Company, individually or in the aggregate, (i) does not hold assets located in the United States having an aggregate book value of US$50 million or more or (ii) did not, during the year ended December 31, 2003, make aggregate sales in or into the United States of US$50 million or more.

4.30 Power of Attorney. Except as included in the Commercial Register, the Company has not issued, granted or executed any powers of attorney on behalf of the Company.

4.31 Clinical Trials. Except as previously disclosed to Buyer or Buyer’s due diligence team:

(a) During the past five years, the Company has not received any notice or other communication from any drug regulatory agency or any other governmental entity in any domestic or foreign jurisdiction alleging any violation of any Law by the Company applicable to any Company drug candidate. Since January 1, 2002, no governmental entity or regulatory authority has served any notice, warning letter, regulatory letter, or any other similar communication on the Company stating that its development of any drug candidate was or is in violation of any Law, clearance, approval, permission, authorization, consent, exemption, guidance or guideline, or were or are the subject of any material pending, or to the Company’s Knowledge threatened administrative agency or governmental entity investigation, proceeding, review or inquiry.

(b) To the extent that the Company has received copies of any reports of inspection observations or other correspondence from any governmental entity since January 1, 2002 related to testing facilities where drug candidates of the Company are being developed and tested, the Company has made available such reports or correspondence to Buyer prior to the date hereof.

(c) To the extent mandatorily required for the purpose of obtaining data to be submitted to government authorities to obtain marketing approval, all preclinical and clinical trials and bioequivalence studies conducted, supervised or monitored by Company have been conducted in compliance with all applicable federal, state, and local Laws, and the regulations and requirements of any applicable governmental entity, good clinical practice, good manufacturing practice and good laboratory practice requirements. Since January 1, 2002, the Company has consistently obtained and maintained any necessary Institutional Review Board (“IRB”) approvals of clinical trials or modifications thereto, conducted, supervised or monitored by the Company. In no clinical trial conducted, supervised or monitored by the Company in the past three years has IRB approval been suspended, terminated, put on clinical hold or voluntarily withdrawn because of deficiencies attributed to the Company.

(d) The Company has made available to Buyer all pre-clinical and clinical studies and trials and bioequivalence studies referenced in the Company’s investigational new drug applications as of the date hereof, specifying related reference listed drugs, and patent certifications, filed with the FDA or any similar applications in any domestic or foreign jurisdiction, as amended from time to time, together with the dates and brief descriptions of such studies, previously or currently undertaken or sponsored by (A) the Company, (B) to the Company’s Knowledge, its licensors and their respective affiliates and (C) to the Company’s Knowledge, any third-party investigator and such third-party’s licensors. The Company has made available to Buyer true, complete and accurate copies of all material data and reports with respect to such studies and trials and all other material information regarding the efficacy and safety of the Company drug candidates. The Company has made available to Buyer all material correspondence between the Company and the FDA and other governmental entity regarding the Company drug candidates, and, to the extent provided to the Company, between the FDA and other governmental entities relating thereto.

(e) To the Company’s Knowledge, as of the date hereof there are no safety, efficacy, regulatory, legal or other issues that could reasonably be expected to have a material adverse effect on the FDA’s or any other governmental entity’s approval of existing drug candidates.

(f) Since January 1, 2002, the Company has not, unless corrected in a subsequent statement, act or disclosure made prior to the date hereof, made in writing or, to the Company’s Knowledge, has any Director or employee of the Company made verbally, an untrue statement of a material fact or fraudulent statement to the FDA or any other governmental entity, failed to disclose a material fact required to be disclosed to the FDA or any other governmental entity, or committed an act, made a statement, or failed to make a statement that, at the time such disclosure was made, would reasonably be expected to violate any governmental policy respecting fraud, untrue statements of material fact, bribery, and illegal gratuities, or any similar policy or Law.

(g) There is no agreement (non-compete or otherwise), judgment, injunction, order or decree binding upon the Company that has or to the Company’s Knowledge, reasonably could be expected to have, the effect of prohibiting or materially impairing any clinical trials relating to Company drug candidates (except for customary field of use limitations in licenses) that do not prohibit or materially impair the conduct of clinical trials or the conduct by the Company of its business as currently conducted.

(h) To the Company’s Knowledge, there have been no severe adverse events in any clinical trials conducted by or on behalf of the Company of such a nature that would be required to be reported to any applicable regulatory authority that have not been so reported to such authority.

4.32 Grants. The Company has used all funds received from any Grants, other than funds repaid, for the purposes stipulated in such Grant and is in material compliance with all of the terms and reporting requirements of such Grants.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF SELLERS

In order to induce Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, each Seller, severally and not jointly, represents and warrants that the representations and warranties set forth in the first sentence of Section 5.1 with respect to such Seller are true and correct as of the date hereof and that all other representations and warranties of such Seller set forth in this Article 5 are true and correct as of the date hereof, except for such failure to be true and correct as would not result, individually or in the aggregate, in a Material Adverse Effect on the Seller or the Company (it being understood that each Seller is making the representations and warranties in this Article 5 only with respect to itself and with respect to no other Seller).

5.1 Title to Securities. Such Seller is the record and beneficial owner of the Securities listed opposite its name on Schedule 2.1, and such Securities are owned free and clear of any Liens whatsoever, including, without limitation, claims or rights under any voting trust agreements, shareholder agreements or other agreements, other than Liens that would not impose any obligations or restrictions on Buyer after consummation of the transactions contemplated hereby. At the Closing, such Seller will transfer and convey, and Buyer will acquire, good and valid title to the Securities, free and clear of all Liens whatsoever, other than Liens created by Buyer. The legal country of residence of such Seller is set forth below their respective names on Schedule A.

5.2 Authorization of Agreement. Except as set forth in Schedule 2.1, no written or oral agreement or understanding with respect to the disposition of such Securities or any rights therein, other than this Agreement and the Share Allocation Agreement exists. Such Seller has full right, power and authority to enter into this Agreement and all other documents to be executed and delivered by such Seller pursuant to this Agreement and such Seller has full right, power and authority to transfer such Securities. This Agreement and all other documents to be executed and delivered by such Seller pursuant to this Agreement constitutes the valid and binding obligation of such Seller, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other Laws affecting the enforcement of creditors’ rights in general, and except that the enforceability of this Agreement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3 No Consent, Violation or Conflict. With respect to such Seller, the execution and delivery of this Agreement by such Seller and the consummation by such Seller of the transactions contemplated hereby, and compliance by such Seller with the provisions hereof, (a) do not require any prior governmental or regulatory consent, approval, or notice of any kind, (b) do not violate or, if applicable, conflict with any provision of Law, or any provision of such Seller’s organizational documents, as applicable, and (c) do not and will not, with or without the passage of time or the giving of notice, result in the breach of, cause the acceleration of performance or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of such Seller pursuant to any instrument or agreement to which such Seller is a party or by which such Seller or such Seller’s properties may be bound or affected, other than instruments or agreements as to which consent shall have been obtained at or prior to the Closing, each of which instruments or agreements is listed on Schedule 5.3.

5.4 Litigation. There are no suits or proceedings pending or, to the knowledge of such Seller threatened, before any court or by or before any governmental or regulatory authority,

commission, bureau or agency or public regulatory body against such Seller which, if adversely determined, would interfere with such Seller’s ability to consummate the transactions contemplated hereby.

5.5 Related Parties. With respect to such Seller, except as set forth on Schedule 5.5, such Seller (a) does not own, directly or indirectly, in whole or in part, any property, asset or right, real, personal or mixed, tangible or intangible used by the Company that is material to the business, financial condition, prospects or results of operations of the Company taken as a whole; or (b) has no interest in and is not, directly or indirectly, a party to any Company Contract, except for employment, consulting or other personal service agreements which are listed on Schedule 5.5(b) or (c) has not received, directly or indirectly, from the Company any extension of credit, or maintenance or renewal of an extension of credit, in the form of a personal loan that is outstanding as of the date hereof.

5.6 Purchase Shares not Registered; Held for Investment. Such Seller understands and acknowledges that the Purchase Shares are not registered under the Securities Act. Such Seller represents that it is acquiring the Purchase Shares for investment for its own account and not with a view towards, or for resale in connection with, the sale or distribution of any of the Purchase Shares, except pursuant to a registration statement or unless otherwise permitted by the Securities Act. Such Seller does not have any contracts, understandings, agreements or arrangements to sell or transfer any of the Purchase Shares to any other Person, except as contemplated by this Agreement, the Share Allocation Agreement or Section 2.4(d).

5.7 Risk of Investment; Restrictions on Resale. Such Seller acknowledges that it can bear the economic risk of its investment in the Purchase Shares and has such knowledge and experience in financial and business matters as to be capable of evaluating the risks of an investment in the Purchase Shares. Such Seller and its advisors, if any, has been provided and had the opportunity to review all of Buyer’s SEC Filed Documents and have had access to additional materials relating to the business, finances and operations of the Buyer and the opportunity to ask questions and receive answers concerning the terms and conditions of the offering. Such Seller acknowledges that he has consulted with his or its own consultant for any legal, financial or tax advice relevant to its decision to exchange its respective Securities for the Purchase Shares and that Buyer and the Company have not provided any legal, financial or tax advice with respect to such decision. Such Seller understands that prior to the effectiveness of the registration statement contemplated by Section 10.1, the Purchase Shares will be “restricted securities” under the Securities Act, which may be resold without registration under the Securities Act in only limited circumstances. Such Seller understands the resale limitations on the Purchase Shares imposed by the Securities Act. Buyer may, unless a registration statement is in effect covering such Purchase Shares, place stop transfer orders with its transfer agent with respect to such certificates in accordance with Federal securities laws of the United States. Nothing contained in this Section 5.7 shall in any way limit Buyer’s obligations contemplated by Section 10.1.

ARTICLE 6

COVENANTS

6.1 Interim Operations.

(a) Conduct of Business by the Company. During the period from the date of this Agreement to the Closing Date, except as expressly contemplated by this Agreement or with the prior written consent of the Buyer, the Company shall operate its business only in the ordinary and usual course consistent with past practices (it being understood that ordinary course includes termination of employment for cause or termination of an agreement because of a breach by the other party), and maintain its existence under Austrian Law and use all commercially reasonable efforts to (i) preserve intact its current business organization, (ii) keep available the services of its current officers and key employees, (iii) preserve its relationships with its suppliers, strategic alliances and other persons with which it has significant business relations, (iv) promptly notify Buyer of any material developments or material updates from any governmental or regulatory authority regarding the product candidates of the Company, whether orally or in writing, (v) to the extent permitted by applicable Law, furnish to Buyer a copy of any material correspondence received or delivered to any governmental or regulatory authority, (vi) continue and maintain the approval process in the ordinary course of registrations with respect to drug candidates being developed by the Company, (vii) maintain and keep its properties and assets in good repair and condition as is material to the conduct of the business of the Company, and (viii) continuously maintain insurance coverage substantially equivalent to the insurance coverage in existence on the date hereof.

(b) Additionally, during the period from the date of this Agreement to the Closing Date, except with the prior consent of Buyer, the Company shall not, directly or indirectly, other than as required by Law or in connection with the formation of the AxIx Trust:

(i) initiate any new clinical trials for the Company;

(ii) amend, revise, or modify in any material manner the clinical protocols or statistical analysis plans of the Company as they exist at the date of this Agreement;

(iii) terminate any key employees of the Company other than for cause;

(iv) issue, sell or authorize for issuance or sale, shares of any class of the Company’s securities (including, but not limited to, by way of stock split or dividend) or any subscriptions, options, warrants, rights or convertible securities, or enter into any agreements or commitments of any character obligating them to issue or sell any such securities, except as required by existing agreements of the Company;

(v) redeem, purchase or otherwise acquire, directly or indirectly, any shares of the Company’s capital stock or any option, warrant or other right to purchase or acquire any such shares, except as required by existing agreements of the Company;

(vi) pay any dividend or other distribution (whether in cash, stock or other property) with respect to its capital stock or repay any irrevocable capital contribution;

(vii) sell, transfer, abandon or dispose of any of its assets or property rights (tangible or intangible), other than in the ordinary course of business consistent with past practices;

(viii) grant or make any Lien or subject any of its properties or assets to any Lien, other than (A) in the ordinary course of business consistent with past practices, or (B) as may be required by existing Company Contracts or Law;

(ix) disclose any proprietary or confidential information of or relating to the Company to any third party, except to Buyer, other than in the ordinary course of business and subject to customary confidentiality agreements or if required by Law;

(x) create, incur or assume any indebtedness or any liability in addition to the indebtedness and liability outstanding as of the date of this Agreement, other than (A) in the ordinary course of business, (B) the AWS Loan or (C) the Bridge Loan (as defined below);

(xi) make or commit to make any capital expenditures, other than in the ordinary course of business consistent with past practices, but in no event in an amount exceeding EUR 50,000 for any one capital expenditure or EUR 200,000 in the aggregate for all capital expenditures;

(xii) grant any Guaranties which in the aggregate exceed EUR 100,000;

(xiii) apply any of its assets to the direct or indirect payment, discharge, satisfaction or reduction of any amount payable directly or indirectly by, to or for the benefit of Sellers or any Affiliate thereof or to the prepayment of any such amounts, except for any payments of compensation in the ordinary course to Directors and employees of the Company;

(xiv) increase the compensation payable or to become payable to Directors or employees, other than increases in the ordinary course of business and consistent with past practice or grant any rights to severance or termination pay to, or enter into any employment or severance agreement with, any Director or employee of the Company, or establish, adopt, enter into, materially amend or terminate any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any Director or employee, except in each case to the extent required by applicable Law or the terms of any existing Company Contract or collective bargaining agreement;

(xv) enter into any agreement or arrangement to license, sell or transfer any rights in the Company products or Intellectual Property, including, without limitation, the right to participate in, or receive any economic benefit from, the development, commercialization or marketing of the Company’s products or Intellectual Property;

(xvi) acquire (including, without limitation, by merger, consolidation or acquisition of stock or assets) any interest in or assets of any corporation, partnership, other business organization, Person or any division thereof or, other than in the ordinary course of business, any assets, except in connection with the formation of the AxIx Trust;

(xvii) alter the manner of keeping the Company’s books, accounts or records, or change in any manner the accounting practices therein reflected, except as may be required by applicable Law, a change in IFRS or by Austrian generally accepted accounting principles;

(xviii) waive, release, assign, settle or compromise any claims or litigation involving a settlement in excess of EUR 100,000 in any individual case or EUR 200,000 in the aggregate;

(xix) make or change any election, change an annual accounting period, adopt or change any accounting method, file any amended Tax return, enter into any closing agreement, settle any Tax claim or assessment relating to the Company, surrender any right to claim a refund of Taxes, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment relating to the Company, or take any other similar action relating to the filing of any Tax return or the payment of any Tax, if such election, adoption, change, amendment, agreement, settlement, surrender, consent or other action would have the effect of increasing the Tax liability of the Company for any period ending after the Closing Date or decreasing any Tax attribute of the Company existing on the Closing Date, in each case, other than in the ordinary course of business;

(xx) take or omit to take any action which renders any of the Company’s representations or warranties untrue or misleading, or which would be a material breach of any of the Company’s covenants;

(xxi) settle any claims that would impose a financial obligation on the Company after the Closing Date in excess of EUR 100,000;

(xxii) take any action which results in a Material Adverse Effect on the Company; or

(xxiii) agree, whether in writing or otherwise, to do any of the foregoing.

(c) Conduct of Business by the Sellers. During the period from the date of this Agreement to the Closing Date, except with the prior written consent of Buyer, each of the Sellers agrees, severally and not jointly, to not:

(i) resolve to amend or otherwise change the Articles of Association or equivalent organizational documents of the Company;

(ii) resolve to issue, sell or authorize for issuance or sale, shares of any class of the Company securities (including, but not limited to, by way of stock split or dividend) or any subscriptions, options, warrants, rights or convertible securities, or enter into any agreements or commitments of any character obligating them to issue or sell any such securities; or

(iii) resolve to declare or pay any dividend or other distribution (whether in cash, stock or other property) with respect to the Company’s capital stock or repay any irrevocable capital contribution.

(d) Conduct of Business by Buyer. During the period from the date of this Agreement to the Closing Date, except as expressly contemplated by this Agreement or except with the prior written consent of the Company, Buyer shall carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and as it is currently proposed to be conducted and in compliance in all material respects with all applicable Laws and regulations and, to the extent consistent therewith, use all commercially reasonable efforts to preserve intact its current business organizations, keep available the services of its key officers and employees and preserve its material relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with Buyer. In addition, during the period from the date of this Agreement to the Closing Date the Buyer shall not, directly or indirectly, other than as required by Law or pursuant to obligations in effect as of the date hereof that have been disclosed or reflected in Filed Buyer SEC Documents or Schedule 3.8, without the prior written consent of the Company:

(i) other than pursuant to existing agreements, (A) issue shares of Buyer’s capital stock for cash at a price less than the Average Closing Price; or (B) issue shares of Buyer’s capital stock for consideration other than cash in an amount of more than 6 million shares in the aggregate; provided, that all shares issued for consideration other than cash shall be subject to a lock-up substantially similar to, and for a period no shorter than, those set forth in Section 2.4.

(ii) (A) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock (or make any announcement or other public statement of the intention to declare, set aside or pay any such dividends or make any such other distributions), (B) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, including, without limitation, through a dividend, or (C) purchase, redeem or otherwise acquire any shares of capital stock of Buyer or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities;

(iii) amend the certificate of incorporation or bylaws of Buyer, except for the Capital Increase and such amendments to such documents (x) required by Law or the rules and regulations of the SEC or the National Association of Securities Dealers or (y) that do not have an adverse effect on the transactions contemplated by this Agreement;

(iv) prepay, retire or redeem any loan, note, debenture or other indebtedness of Buyer with an aggregate principal amount in excess of US$5,000,000 prior to its scheduled maturity date, except for any such prepayment, retirement or redemption required to be made by the terms of the applicable agreements governing such indebtedness as such agreements exist as of the date hereof;

(v) other than in the ordinary course of business, make any cash capital expenditures, which individually or in the aggregate, exceed US$10,000,000; or

(vi) authorize any of, or commit or agree to take any of, the foregoing actions that would occur prior to the Closing Date.

6.2. Stockholders’ Meeting. Buyer will take, in accordance with applicable Law and its certificate of incorporation and bylaws, all action necessary to convene a meeting of holders of Buyer Common Stock at which a quorum of stockholders are present in person or proxy (the “Stockholders Meeting”) as promptly as practicable after signing this Agreement to consider and vote upon the approval of the issuance of the Purchase Shares (the “Share Issuance”), the amendment to Buyer’s charter to increase the authorized capital to 100 million shares of capital stock (the “Capital Increase”) and any other matters required to be voted upon by its stockholders in connection with the consummation of the transactions contemplated hereby (it being understood that Buyer has represented and warranted that the Share Issuance and the Capital Increase are the only transactions contemplated by this Agreement requiring approval of Buyer’s stockholders). Buyer, subject to fiduciary obligations under applicable Law, shall recommend such approval and shall take all lawful action to solicit such approval.

6.3. Filings; Other Actions; Notification. Buyer agrees to use its best efforts to promptly prepare and file with the SEC the proxy statement relating to the approval of the Share Issuance and the Capital Increase (the “Proxy Statement”), and promptly thereafter mail the Proxy Statement to its stockholders. The Company and Buyer shall cooperate with each other and use their respective commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable Laws in relation to the preparation and filing of the Proxy Statement. In exercising the foregoing right, each of the Company and Buyer shall act reasonably and as promptly as practicable. The Company and Buyer each shall, upon request by the other, furnish the other with all information concerning itself, its respective Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement.

6.4 Information Supplied. The Company and Buyer each agrees (it being understood that the Company’s obligations under this Section 6.4 are expressly limited to the information expressly supplied by the Company) that none of the information supplied or to be supplied by it for inclusion or incorporation by reference in the Proxy Statement will, at the time the Proxy Statement is filed, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Buyer agrees that the Proxy Statement and any amendment or supplement thereto will, at the date of mailing to Buyer’s stockholders and at the time of the meeting of Buyer’s stockholders, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Buyer shall also take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Purchase Shares. Buyer shall promptly notify the Company of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments on supplements to the Proxy Statements or for additional information and shall supply the Company copies of all correspondence between Buyer and its representatives on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement.

6.5 Access. Each of the Company and the Buyer shall afford to the other party and its agents and representatives access to the properties, books, records and other information of each other, provided that such access shall be granted upon reasonable notice and at reasonable times during normal business hours in such a manner as to not unreasonably interfere with normal business operations.

6.6 Consent of Governmental Authorities and Others. Each of Buyer, on the one hand, and the Company, on the other hand, agrees to file, submit or request (or cause to be filed, submitted or requested) promptly after the date of this Agreement and to prosecute diligently any and all (a) applications or notices required to be filed or submitted to any governmental or regulatory authorities, and (b) requests for consents and approvals of Persons required to be obtained, in connection with the transactions contemplated by this Agreement, including preparing and filing as promptly as practicable all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any governmental authority in order to consummate the transactions contemplated by this Agreement, including any filings with any governmental or regulatory agency and under the Hart-Scott-Rodino Act or any other foreign anti-trust governmental agency that may be necessary. Each of Buyer, on the one hand, and the Company, on the other hand, shall promptly make available to the other such information as each of them may reasonably request relative to its business, assets and property as may be required by each of them to prepare and file or submit such applications and notices and any additional information requested by any governmental authority, and shall update by amendment or supplement any such information given in writing. Each of Buyer, on the one hand, and the Company, on the other hand, represent and warrant to the other that such information, as amended or supplemented, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All filing fees and other out-of-pocket expenses with respect to the consents contemplated by this Section 6.6 shall be borne by Buyer.

6.7 Public Announcements. The Company and Buyer will consult with each other before issuing, and will provide each other the opportunity to review, comment upon and concur with, and use commercially reasonable efforts to agree on, any press release or other public statements with respect to the transactions contemplated by this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as either party may reasonably determine that consultation is not reasonably feasible because of what is required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or stock market. The Company and Buyer agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in the form heretofore agreed to by the Company and Buyer. Each Seller agrees that each of the restrictions set forth in this Section 6.7 shall also apply in all respects to any press release or other public statements by such Seller with respect to the transactions contemplated by this Agreement and such Seller shall afford the Company and Buyer the opportunity to perform a review of, and provide comments on, any such press release as contemplated by this Section 6.7.

6.8 Acquisition Proposals; Notices. Except for the transactions contemplated by this Agreement, unless and until the earlier to occur of (a) the Closing Date, (b) the date this Agreement shall have been terminated in accordance with Section 9.3, or (c) the date that this Section 6.8 is terminated pursuant to Section 9.4, none of the Sellers, the Company, or any of their respective Affiliates, to the extent such Affiliates can be Controlled by the Sellers or the Company, respectively, shall, directly or indirectly, (i) solicit, encourage, initiate or participate in any negotiations or discussions with respect to any offer or proposal to acquire all or substantially all of the business and properties of the Company, whether by merger, purchase of securities, assets or otherwise, (ii) except as required by Law, disclose any information not customarily disclosed to any Person concerning the business and properties of Company, (iii) afford to any Person (other than (x) Buyer and its designees and the agents of the Company and their Affiliates and solely for purposes of facilitating the transactions contemplated hereby and (y) contractual partners of the Company having such inspection rights according to existing agreements with the Company) access to the properties, books or records of Company or (iv) otherwise assist or encourage any Person, in connection with any of the foregoing. In the event Sellers, the Company, or any their respective Affiliates, to the extent such Affiliates can be Controlled by the Sellers or the Company, respectively, shall receive any offer of proposal of the type referred to in clause (i) above, Sellers or the Company, as the case may be, shall promptly inform Buyer as to any such offer. Nothing contained in this Section 6.8 shall in any manner restrict or prevent the Company or any of its Directors or members of the Supervisory Board from taking any action it reasonably believes is necessary in order to comply with its fiduciary duties under applicable Law. In addition, this Section 6.8 shall not restrict the Company from soliciting, negotiating and providing, in the ordinary course of business, relevant information to a third party with respect to the licensing of any Intellectual Property of the Company or the transfer of any manufacturing, commercialization or marketing rights associated with the Company’s current drug candidates; provided that the Company shall not enter into any Contract with respect thereto without the prior written consent of Buyer.

6.9 Notice of Developments. Each party will give prompt written notice to the others of any material adverse development that would cause a material breach of any of his or its own representations and warranties in Sections 3, 4 and 5 above if such development would have had occurred prior to the date hereof. No disclosure by any party pursuant to this Section 6.9, however, shall be deemed to amend or supplement the exhibits, annexes or the schedules hereto or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

6.10 Best Efforts. Subject to the terms and conditions provided in this Agreement, each of the parties shall use its best efforts in good faith to take or cause to be taken as promptly as practicable all reasonable actions that are within his or its power to cause to be fulfilled those conditions precedent to his or its obligations or the obligations of the other parties to consummate the transactions contemplated by this Agreement that are dependent upon his or its actions.

6.11 Further Assurances. The parties shall deliver any and all other instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to, the provisions of this Agreement, including all such instruments of transfer as may be necessary or desirable to transfer ownership of the Securities and to consummate the transactions contemplated by this Agreement.

6.12 Stock Exchange Listing. Buyer shall use its best efforts to cause the Purchase Shares to be issued to the Sellers to be approved for listing on Nasdaq, subject to official notice of issuance, prior to the Closing Date.

ARTICLE 7

INDEMNIFICATION

7.1 Notices. No statements contained herein or in any schedule, certificate, exhibit, list or other document delivered pursuant hereto shall be deemed to be representations and warranties except where this Agreement explicitly states otherwise.

7.2 Survival. The representations and warranties of Sellers and the Company set forth in this Agreement shall survive the Closing Date until the six (6) month anniversary of the Closing Date, Article 10 shall survive for two (2) years and Sections 7.3, 7.4, 7.5, 7.6, 7.7, 8.1, 8.2, and Article 11 shall survive indefinitely.

7.3 General Release.

(a) Release of Directors, employees and agents of the Company and the Company by Sellers. In addition to the sale of the Securities pursuant to this Agreement, each of the Sellers hereby unconditionally and irrevocably releases and forever discharges, effective as of the Closing Date, each of the Company and its Directors, employees and agents, from any and all rights, claims, demands, judgments, obligations, liabilities and damages, whether accrued or unaccrued, asserted or unasserted, and whether known or unknown, relating to the Company which ever existed, now exist, or may hereafter exist, by reason of any tort, breach of contract (other than breaches of employment contracts set forth on Schedule 5.5(b) or reimbursement of any valid business expenses), violation of Law or other act or failure to act which shall have occurred at or prior to the Closing Date, or in relation to any other liabilities of the Company to Sellers. Sellers expressly intend that the foregoing release shall be effective regardless of whether the basis for any claim or right hereby released shall have been known to or anticipated by Sellers.

(b) Release of Directors, employees and agents of the Company by Buyer. Buyer hereby unconditionally and irrevocably releases and forever discharges, effective as of the Closing Date, each of the current Directors from any and all rights, claims, demands, judgments, obligations, liabilities and damages, whether accrued or unaccrued, asserted or unasserted, and whether known or unknown, that ever existed, now exist, or may hereafter exist, by reason of any tort, breach of contract, violation of law or other act or failure to act which shall have occurred at or prior to the Closing Date in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby, except for acts or omissions constituting willful misconduct or gross negligence. Buyer expressly intends that the foregoing release shall be effective regardless of whether the basis for any claim or right hereby released shall have been known to or anticipated by Buyer.

(c) Existing Director and Officer Liability Insurance. For a period of six years after the Closing, Buyer shall cause the Company to maintain its policies of directors’ and officers’ liability insurance, having terms substantially the same as those terms existing for such policies as of the date hereof, with respect to claims arising from or related to facts or events which occurred at or before the Closing; provided, however, that neither Buyer nor the Company shall be obligated to maintain such policies if the annual premiums are in excess of EUR 20,000.

(d) Additional Director and Officer Liability Insurance. Buyer shall use its best efforts to obtain a policy of directors’ and officers’ liability insurance, providing coverage from the Closing Date through the six-year anniversary of the Closing Date with respect to claims against the Directors arising from or related to facts or events taken between September 27, 2004 and the Closing Date in connection with this Agreement and the transactions contemplated hereby; provided, however, that neither Buyer nor the Company shall be obligated to pay a premium to obtain such policy in excess of US$75,000.

7.4 Indemnification.

(a) Indemnification by Sellers.

(i) Subject to Section 7.5(b), Sellers agree, jointly and severally, to indemnify and hold harmless Buyer and its Affiliates and their respective directors, officers, employees and agents from, against and in respect of, the full amount of (A) any and all liabilities, damages, claims, deficiencies, fines, assessments, losses, Taxes, penalties, interest, costs and expenses, including, without limitation, reasonable fees and disbursements of counsel arising from, in connection with, or incident to, (“Liabilities”) (1) any breach or violation of any of the representations, warranties, covenants or agreements of Company contained in this Agreement or in schedule, exhibit or attachment hereto, or the certificate specified in Section 9.1(f) delivered by the Company at or prior to the Closing, or (2) any and all actions, suits, proceedings, demands, assessments or judgments, costs and expenses incidental to any of the foregoing, (B) the amount to which the sum of (1) the Company’s Adjusted Cash Balance less the Cash Calculation as of the Closing Date plus (2) the Total Liabilities Calculation as of the Closing Date less the Company Starting Total Liabilities Balance is greater than zero, calculated in accordance with the calculations set forth in Exhibit D.

(ii) Subject to Section 7.5(c), each Seller agrees, severally and not jointly, to indemnify and hold harmless Buyer and its Affiliates from, against and in respect of, the full amount of (i) any and all Liabilities arising from, in connection with, or incident to any breach or violation of any of such Seller’s individual representations and warranties and covenants contained in this Agreement or in schedule, exhibit or attachment hereto, or any certificates delivered by such Seller at or prior to the Closing and (ii) any and all actions, suits, proceedings, demands, assessments or judgments, costs and expenses incidental to any of the foregoing.

(b) Indemnification Payments Net of Taxes. All sums payable by Sellers as indemnification under this Section 7.4 shall be paid (i) free and clear of all deductions or withholdings (including any Taxes or governmental charges of any nature) unless the deduction or withholding is required by Law, in which event or in the event Buyer shall incur any liability for Tax chargeable or assessable in respect of any such payment, Sellers shall pay such additional amounts as shall be required to cause the net amount received by Buyer to equal the full amount which would otherwise have been received by it had no such deduction or withholding been made or no such liability for Taxes been incurred and (ii) reduced to take account of any net Tax benefit realized by Buyer arising from the incurrence or payment of such Liabilities.

7.5 Limitation on Liabilities

(a) Each party acknowledges that the remedies contained in this Article 7 or as provided in Sections 9.3 and 9.4 constitute the sole and exclusive remedy of such party for all liabilities arising under this Agreement.

(b) The sole and exclusive source of indemnification for Buyer and its Subsidiaries and Affiliates, their respective directors, officers, employees and agents for Liabilities arising under Section 7.4(a)(i) will be claims against the Escrow Shares in accordance with the terms of the Escrow Agreement (and not, for the avoidance of doubt, monetary claims for the value of the Escrow Shares). Each of the parties hereto acknowledges and agrees that none of the Sellers shall have any liability to Buyer and its Subsidiaries and Affiliates, their respective directors, officers, employees and agents in connection with the obligations of the Company under this Agreement or the transactions contemplated hereby, other than as expressly provided in Section 7.4(a)(i) and then solely in the form of claims against the Escrow Shares.

(c) Anything to the contrary contained herein notwithstanding, the aggregate liability of any Seller for Liabilities arising under Section 7.4(a)(ii) will consist solely (i) the Purchase Shares or (ii) the proceeds from the sale of the Purchase Shares, in each case (i) and (ii) to the extent received by such Seller.

7.6 Calculation of Cash Calculation and Total Liabilities Calculation

(a) Within forty-five (45) days of the Closing, the Buyer shall prepare, in accordance with the procedures used by the Company in preparing the Most Recent Financial Statements and IFRS, and deliver to the Sellers’ Representative (i) a calculation of the Company’s Cash Balance as of the Closing Date plus (1) any Transaction Cash Expenses up to the total amount specified on Exhibit B, to the extent such Transaction Cash Expenses have been actually paid prior to the Closing and (2) any claims paid between the date of this Agreement and the Closing Date that have been consented to by the Buyer (the “Cash Calculation”) and (ii) a calculation of the Company’s Total Liabilities as of the Closing Date, excluding any accruals for Transaction Accrued Expenses or Transaction Cash Expenses, if any, included in such calculation (the “Total Liabilities Calculation”). Buyer shall provide the Sellers’ Representative with reasonable access to the documents and records and Directors of the Company (including any accountants’ work papers) to review the basis of such calculations. If, within thirty (30) days after the date on which the Cash Calculation and the Total Liabilities Calculation is delivered to the Sellers’ Representative, the Sellers’ Representative shall not have given written notice to the Buyer setting forth in detail any objection to the Cash Calculation and/or the Total Liabilities Calculation, as the case may be, then such Cash Calculation and/or Total Liabilities Calculation, to which the Sellers’ Representative has not objected, shall be final and binding on the parties hereto. In the event the Sellers’ Representative gives written notice of any objection to such Cash Calculation and/or Total Liabilities Calculation within such 30-day period, the parties shall use all reasonable efforts to resolve the dispute within fifteen (15) days following the receipt by Buyer of the written objection from the Sellers’ Representative. If the parties are unable to reach an agreement within such 15-day period, the matter shall be submitted to a mutually agreed upon “big four” independent certified public accounting firm for determination of the Cash Calculation and/or Total Liabilities Calculation, as the case may be, which determination shall be final and binding upon the parties. The “big four” accounting firm shall not be either the Buyer’s or the Company’s auditor. In the event that Buyer and the Seller’ Representative do not agree within the 15 days following the above-mentioned 15 days period on the “big four” accounting firm to resolve the dispute, the “big four” accounting firm shall be selected from among the list of “big four”

accounting firms by the president of the Viennese Chamber of Chartered Accountants upon any of Buyer’s or the Sellers’ Representative’s notice, such notice identifying the “big four” accounting firms that are excluded because they are either Buyer’s or the Company’s auditor. Buyer and the Sellers’ Representative shall contribute equally to all costs (including fees and expenses charged by the selected firm of certified public accountants) in connection with the resolution of any such dispute. Within 15 days of issuance of the Accounting Firm’s determination, Buyer and Sellers’ Representative shall issue a joint instruction to the Escrow Agent of the amount of the claim to be paid to Buyer.

7.7 Other Indemnification Provisions. Each Seller hereby agrees that he, she, or it will not make any claim for indemnification against Company by reason of the fact that he, she, or it was a Director, employee, member of the Supervisory Board or agent of the Company or was serving at the request of the Company as a partner, trustee, director, officer, employee, or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought by Buyer against such Seller pursuant to this Agreement or for willful misconduct under applicable law or otherwise.

ARTICLE 8

POST-CLOSING COVENANTS

8.1 Confidentiality. Sellers acknowledge that the Intellectual Property and all other confidential or proprietary information with respect to the business and operations of the Company are valuable, special and unique. Except where required by applicable Law or competent judicial or governmental authority or in accordance with the applicable rules of any stock exchange or regulated market, Sellers shall not, at any time after the Closing Date, disclose, directly or indirectly, to any Person, or use or purport to authorize any Person to use any confidential or proprietary information with respect to the Company or Buyer in a manner in competition with or detrimental to, Buyer or the Company, whether or not for a Seller’s own benefit, without the prior written consent of Buyer, including without limitation, information as to the financial condition, results of operations, customers, suppliers, products, products under development, inventions, sources, leads or methods of obtaining new products or business, Intellectual Property, pricing methods or formulas, cost of supplies, marketing strategies or any other information relating to the Company or Buyer which could reasonably be regarded as confidential, provided that any confidential or proprietary information (i) which is or shall become generally available to the public other than as a result of an unauthorized disclosure by a Seller or a Person to whom a Seller has provided such information, (ii) that was or is made available to any Seller on a non-confidential basis by sources other than the Company or (iii) has been independently acquired or developed by any Seller without violating the provisions of this Section 8.1 may be used or disclosed.

8.2 Continuing Obligations. The restrictions set forth in Section 8.1 are considered by the parties to be reasonable for the purposes of protecting the value of the business and goodwill of the Company and Buyer. Buyer and Sellers acknowledge that Buyer would be irreparably harmed and that monetary damages would not provide an adequate remedy to Buyer in the event the covenants contained in Section 8.1 were not complied with in accordance with their terms. Accordingly, Sellers agree that any breach or threatened breach by any of them of any provision of Section 8.1 (however, for the avoidance of doubt, no breach nor threatened breach of any other provision of this Agreement) shall entitle Buyer to injunctive and other equitable relief to secure the enforcement of these provisions, in addition to any other remedies which may be available to Buyer, and that Buyer shall be entitled to receive from Sellers reimbursement for all attorneys’ fees and expenses incurred by Buyer in enforcing these provisions. It is the desire and intent of the parties that the provisions of Section 8.1 and 8.2 be enforced to the fullest extent permissible under the laws and public policies of each jurisdiction in which enforcement is sought.

8.3 Vienna Operations. Buyer will use its commercially reasonable efforts to maintain and to not materially reduce the Company’s current level of activities in Vienna or the Company’s current level of research and development activities including personnel in Vienna for at least twelve (12) months after the Closing Date.

8.4 Management. The board of directors of Buyer shall take all requisite action to increase the number of seats on Buyer’s board of directors by one (1). Effective as of the Closing, the Company’s Chief Executive Officer shall be appointed to Buyer’s board of directors and as the Buyer’s Chief Operating Officer; provided, that at the Closing such person has entered into an employment agreement with Buyer.

8.5 Financing of the Company. For a period of at least twelve (12) months, Buyer shall maintain the corporate existence as a going concern of the Company under the Laws of Austria. Buyer and the Company agree that following the Closing, each party will consult with the other to maximize their combined operations and sources of financing.

ARTICLE 9

CONDITIONS PRECEDENT; TERMINATION; BRIDGE LOAN

9.1 Conditions Precedent to the Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions.

(a) Representations and Warranties True. The representations and warranties of the Company and Sellers contained in this Agreement and in any certificate or other document delivered pursuant to this Agreement shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true and correct in all respects) as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true and correct in all respects) as of such earlier date.

(b) Covenants Performed. The covenants of the Company and each of the Sellers contained in this Agreement to be performed or complied with on or prior to the Closing Date shall have been duly performed or complied with, except for failures to perform or comply that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on the Company, provided however, the covenants contained in Sections 2.3(b), 6.1(a)(viii), 6.1(b)(ii), 6.1(b)(iv), 6.1(b)(xii), 6.1(b)(xv), 6.1(b)(xvi), 6.1(b)(xviii), 6.1(b)(xxi), 6.4 and 6.8 shall have been duly performed or complied with in all material respects.

(c) No Material Adverse Effect. Since the date hereof, there shall not have occurred any Material Adverse Effect on the Company.

(d) Stockholders Approval. Buyer’s stockholders shall have approved at the Stockholders Meeting the (i) Share Issuance and (ii) Capital Increase.

(e) Listing. The Purchase Shares shall have been approved for listing on Nasdaq, subject to official notice of issuance.

(f) Company’s Certificate. The Company shall have delivered to Buyer a certificate of the Company executed by two of the Company’s Directors, dated the Closing Date, certifying to the best of their knowledge (i) that the conditions specified in Sections 9.1(a), (b) and (c) above have been fulfilled, and (ii) that the Company is not now, and has not been within the last 5 years, a U.S. real property holding corporation within the meaning of Section 897(c) of the Internal Revenue Code of 1986, as amended and Treasury Regulations Section 1.897-2.

(g) No Litigation. (i) No litigation, arbitration or other proceeding shall be pending by or before any court, arbitration panel or governmental authority; (ii) no Law or regulation shall have been enacted after the date of this Agreement; and (iii) no judicial or administrative decision shall have been rendered; in the case of each of (i), (ii) and (iii), which enjoins, prohibits or materially restricts, or seeks to enjoin, prohibit or materially restrict, the consummation of the transactions contemplated by this Agreement or seeks to or would restrict Buyer’s legal ability to operate the Company after the Closing Date.

(h) Organizational Documents. The Company shall have delivered to Buyer an excerpt from the Commercial Register of the Vienna Commercial Court, FN 181136b, with respect to the Company and each Seller shall have delivered to Buyer a copy of power of attorney appointing Dorda Brugger Jordis or such other evidence of the authority to execute this Agreement with respect to such Seller.

(i) Escrow Agreement. Each of the parties thereto shall have entered into the Escrow Agreement substantially in the form of Exhibit 9.1(i).

(j) Net Cash Minimum. As of the Closing Date, the sum of (i) the difference between (A) the Company’s Adjusted Cash Balance and (B) the Company’s Cash Balance less outstanding checks and wire transfers that have not cleared (posted) to Bank accounts as of Closing Date, and (ii) the difference between (A)(x) the outstanding balance of the Company’s Financial Liabilities as reflected on the liabilities report provided by the Company less (y) in the case that the Company has taken the AWS Loan, the aggregate amount borrowed under such loan between the date of this Agreement and the Closing Date, less (z) in the case that Buyer has made the Bridge Loan provided for in Section 9.4, the amount of such loan as of the Closing Date and (B) the Company’s Starting Financial Liabilities Balance shall be less than the sum of (A) EUR 2,000,000 and (B) Transaction Cash Expenses and Transaction Accrued Expenses, to the extent that such Transaction Cash Expenses and Transaction Accrued Expenses have been either paid or included in Financial Liabilities, which calculation shall be calculated in the manner set forth in Exhibit D.

9.2 Conditions Precedent to the Obligations of Sellers. The obligations of Sellers to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions.

(a) Representations and Warranties True. The representations and warranties of Buyer contained in this Agreement and in any certificate or other document delivered pursuant to this Agreement shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true and correct in all respects) as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true and correct in all respects) as of such earlier date.

(b) Covenants Performed. The covenants of Buyer contained in this Agreement to be performed or complied with on or prior to the Closing Date shall have been duly performed or complied with, except for failures to perform or comply that, individually or in the aggregate, could not reasonably be expected to have a Buyer Material Adverse Effect, provided however, the covenants contained in Sections 2.2, 6.1(d)(i), 6.1(d)(ii)(B), 6.1(d)(iii), 6.2, 6.3, and 6.4 shall have been duly performed or complied with in all material respects.

(c) No Material Adverse Effect. Since the date hereof, there shall not have occurred any Buyer Material Adverse Effect.

(d) No Litigation. (i) No litigation, arbitration or other proceeding shall be pending, by or before any court, arbitration panel or governmental authority; (ii) no Law or regulation shall have been enacted after the date of this Agreement; and (iii) no judicial or administrative decision shall have been rendered; in the case of each of (i), (ii) and (iii), which enjoins, prohibits or materially restricts, or seeks to enjoin, prohibit or materially restrict, the consummation of the transactions contemplated by this Agreement or seeks to or would restrict Buyer’s legal ability to operate the Company after the Closing Date.

(e) Buyer’s Certificate. Buyer shall have delivered to Sellers and the Company a certificate of the Buyer executed by the Chief Executive Officer of Buyer, dated the Closing Date, certifying to the best of his knowledge, that the conditions specified in Sections 9.2(a), (b) and (c) above have been fulfilled.

(f) Organizational Documents. Buyer shall have delivered to Sellers and the Company certified organization documents and good standing certificates issued by the secretary of state or applicable governmental authority in which Buyer is organized.

(g) Stockholders Approval. Buyer’s stockholders shall have approved at the Stockholders Meeting the (i) Share Issuance, and (ii) the Capital Increase.

(h) Listing. The Purchase Shares shall have been approved for listing on Nasdaq, subject to official notice of issuance.

9.3 Termination.

(a) This Agreement and the transactions contemplated hereby may be terminated prior to the Closing:

(i) at any time by mutual consent of the parties;

(ii) by either party if the Closing has not occurred on or prior to May 31, 2005 (the “Termination Date”), provided the failure of the Closing to occur by such date is not the result of the failure of the party seeking to terminate this Agreement to perform or fulfill any of its obligations hereunder;

(iii) by Buyer at any time in the event of any breach of any representation, warranty or covenant in this Agreement which (A) would give rise to a failure of a condition set forth in Section 9.1(a) or 9.1(b) and (B) cannot be or has not been cured within twenty (20) business days after notice thereof by Buyer, but in any event prior to the Termination Date, provided that Buyer is not then in breach of any representation, warranty or covenant that would give rise to a failure of the condition set forth in Section 9.2(a) or 9.2(b);

(iv) by the Company at any time in the event of any breach of any representation, warranty or covenant in this Agreement which (A) would give rise to a failure of a condition set forth in Section 9.2(a) or 9.2(b) and (B) cannot be or has not been cured within twenty (20) business days after notice thereof by the Company, but in any event prior to the Termination Date, provided that the Company and the Sellers are not then in breach of any representation, warranty or covenant that would give rise to a failure of the condition set forth in Section 9.1(a) or 9.1(b);

(v) by Buyer or the Company, if Buyer’s stockholders do not approve the Share Issuance and the Capital Increase at the Stockholders Meeting; or

(vi) by the Company, if Buyer has not held the Stockholders Meeting (at which a vote on the Share Increase and the Capital Increase is held) prior to March 31, 2005 which March 31, 2005 date shall be extended up to May 31, 2005 to the extent Buyer is not able to hold the Stockholder Meeting because the SEC has not approved the Proxy Statement in spite of Buyer having used its best efforts to promptly file with and work towards clearing any comments from the SEC to have the Proxy Statement approved.

(b) If this Agreement is terminated:

(i) pursuant to Sections 9.3(a)(v) and a Positive Market Adjustment has occurred or by the Company pursuant to Sections 9.3(a)(iv) or 9.3(a)(vi), then Buyer shall pay promptly to the Company a termination fee in the amount of US$3.0 million; or

(ii) by Buyer pursuant to Section 9.3(a)(iii), then the Company shall pay promptly to Buyer, a termination fee in the amount of US$1.5 million.

(c) If this Agreement is terminated pursuant to Section 9.3, written notice thereof shall promptly be given by the party electing such termination to the other party and, subject to the expiration of the cure periods provided in clauses (a)(iii) and (a)(iv) above, this Agreement shall terminate without further actions by the parties and no party shall have any further obligations under this Agreement other than those provided pursuant to Section 9.3(b) above and Section 9.4 below. Notwithstanding the termination of this Agreement, the respective obligations of the parties under Sections 7.5, 9.3 and 9.4 and Article 11 shall survive the termination of this Agreement. Absent fraud, in the event that the Agreement is terminated then the sole and exclusive remedy of the parties shall be the remedies set forth in Section 9.3(b) and Section 9.4

9.4 Bridge Loans.

(a) If the Closing has not occurred on or prior to March 31, 2005, then (i) Buyer will provide the Company an unsecured loan in the amount, in the Company’s sole discretion, of up to US$3.0 million for a one-year period, which loan shall bear interest at a rate of 3.0% per annum and shall not require payment of any interest until maturity, except as set forth below (the “Bridge Loan”); and (ii) the parties agree that Section 6.8 of this Agreement shall be of no further force or effect.

(b) In the event the Company terminates this Agreement pursuant to Section 9.3(a)(ii) or 9.3(a)(v) (and a Positive Market Adjustment has not occurred), the Bridge Loan (to the extent outstanding) and all interest accrued thereon up to the date of termination shall become payable on the maturity date by the Company or earlier, at the Company’s option. In the event the Company terminates this Agreement pursuant to Section 9.3(a)(iv), 9.3(a)(v) (and a Positive Market Adjustment has occurred) or 9.3(a)(vi), the Bridge Loan (to the extent outstanding) and all interest thereon up to the date of termination shall be deemed to be extinguished and the amount of the Bridge Loan so extinguished shall be applied, on a dollar-for-dollar basis to reduce the US$3.0 million termination fee payable by Buyer pursuant to Section 9.3(b)(i).

(c) In the event Buyer terminates this Agreement pursuant to Section 9.3(a)(ii), the Bridge Loan (to the extent outstanding) and all interest thereon up to the date of termination shall be forgiven in all respects and the Company shall have no further obligation in respect thereof. In the event Buyer terminates this Agreement pursuant to Section 9.3(a)(iii), the Bridge Loan (to the extent outstanding) and all interest thereon up to the date of termination shall become immediately due and payable by the Company and the US$1.5 million termination fee contemplated by Section 9.3(b)(ii) shall be immediately payable by the Company.

ARTICLE 10

SELLERS’ REGISTRATION RIGHTS

10.1 Registration of Purchase Shares.

(a) Promptly after the Closing Date, but no later than thirty (30) days from the Closing Date, Buyer will file a registration statement on Form S-3 or any successor thereto (or other form of registration statement if Form S-3 is not available) for public sale of all of the Purchase Shares on a delayed or continuous basis pursuant to Rule 415 (or any successor provision) of the Securities Act registering the resale from time to time by (i) the Sellers, (ii) the AxIx Trust and any third party transferee of the 200,000 AxIx Shares as contemplated by Section 2.4(c) and (iii) any transferee specified in Section 2.4(d) (any transferee specified in (ii) or (iii) above, a “Permitted Transferee”) of all the Purchase Shares (the “Shelf Registration Statement”) and shall use its best efforts to have the Shelf Registration Statement declared effective by the SEC as soon as practicable thereafter (but in no event later than ninety (90) days following the Closing Date); provided, however, that Purchase Shares shall only be treated as “Registerable Securities” under the Shelf Registration Statement if and only for so long as they (1) have not been disposed of pursuant to a registration statement declared effective by the SEC, (2) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, (3) cannot be publicly sold by the Permitted Transferee without limitation within a three-month period pursuant to Rule 144 under the Securities Act (“Rule 144”), and (4) are held by a Seller or a Permitted Transferee. No securities other than the Purchase Shares shall be included in the Shelf Registration Statement with respect thereto without the consent of the Sellers. Buyer shall use its best efforts to keep the Shelf Registration Statement continuously effective (including, if necessary by filing with the SEC a post-effective amendment or a supplement to the Shelf Registration Statement or the related prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form under the Securities Act used by Buyer for such Shelf Registration Statement or by the Securities Act, any state securities or “blue sky” laws or any other rules and regulations thereunder) for a period ending with the earlier of (x) two years from the Closing Date, (y) until all Purchase Shares covered by such Shelf Registration Statement have been sold by the Sellers or the Permitted Transferees or (z) when none of the Purchase Shares continue to qualify as Registerable Securities.

(b) Buyer shall bear all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to the provisions of this Section 10.1. Each Seller shall bear all Selling Expenses incurred by it. “Registration Expenses” shall mean all expenses incident to Buyer’s performance of or compliance with this Section 10.1, including all registration and filing fees and expenses (including SEC, stock exchange and National Association of Securities Dealers, Inc. fees), fees and expenses of compliance with state securities or “blue sky” laws, printing expenses, messenger and delivery expenses, fees and expenses incurred in connection with the listing, if any, of the securities to be registered on each securities exchange or national market system on which Buyer Common Stock is then listed, fees and disbursements of counsel for Buyer and one counsel, collectively, for Sellers with the fees of such Sellers’ counsel shall not in the aggregate exceed US$15,000, and of the independent certified public accountants of Buyer (including the expenses of any annual audit, special audit and “comfort” letters required by or incident to such performance and compliance), reasonable fees and expenses of any special experts retained by Buyer in connection with such registration and fees and expenses of other persons retained by Buyer; provided, however, that “Registration Expenses” shall not include any Selling Expenses. “Selling Expenses” shall mean all selling commissions, underwriting fees applicable to the sale of Purchase Shares, any transfer taxes relating to the sale or disposition of the Purchase Shares, and all fees and disbursements of any Seller, except for the Sellers’ counsel’s fees.

10.2 Other Restrictions on Sale.

(a) Each Seller hereby acknowledges that there may occasionally be times when Buyer must suspend the use of the prospectus forming a part of the Shelf Registration Statement until such time as an amendment to such Shelf Registration Statement has been filed by the Buyer and declared effective by the SEC or until Buyer has amended or supplemented such prospectus. Each Seller hereby covenants that it will not sell any Purchased Shares pursuant to said prospectus during the period commencing at the time at which Buyer gives the Seller notice of the suspension of the use of said prospectus and ending at the time Buyer gives the Seller notice that the Seller may thereafter effect sales pursuant to said prospectus. Notwithstanding anything herein to the contrary, Buyer shall not suspend use of the Shelf Registration Statement by the Sellers unless in the good faith determination of Buyer such suspension is required by the federal securities laws, including without limitation, the rules and regulations promulgated thereunder; provided, however, that (i) in the event that such suspension is required by the need for a technical, non-material amendment or supplement to the Shelf Registration Statement or the prospectus forming a part thereof, Buyer shall promptly, which shall in any event be no greater than 5 business days, file such required amendments or supplements as shall be necessary for the disposition of the Purchase

Shares to recommence and (ii) if the board of directors of Buyer has determined in good faith that offers and sales pursuant to the prospectus forming part of the Shelf Registration Statement should not be made by reason of the existence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in the Registration Statement would be premature or would have an adverse effect on Buyer, Buyer may suspend the use of the prospectus; provided, further, that in the case of clause (ii) above, Buyer shall not be entitled to exercise its right to block such sales or suspend use of such prospectus more than two (2) times for a period not to exceed ninety (90) days in any single instance and in any event not to exceed 120 days in the aggregate during any twelve month period.

(b) As a condition to the inclusion of its Purchase Shares, each Seller shall furnish to Buyer such information regarding such Seller, as may be required by law or any rule or regulation of the SEC in connection with any registration, qualification or compliance referred to in this Section 10.

(c) With respect to any sale of Purchase Shares pursuant to a Shelf Registration Statement filed pursuant to this Section 10, each Seller hereby covenants with Buyer (i) not to make any sale of the Purchase Shares without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied and (ii) if such Purchase Shares are to be sold by any method or in any transaction other than on a national securities exchange, Nasdaq, SmallCap Market or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, or as otherwise described in the prospectus forming a part of the Shelf Registration Statement, to notify Buyer at least five business days prior to the date on which the Seller first offers to sell any such Purchase Shares.

(d) Each Seller acknowledges and agrees that the Purchase Shares sold pursuant to the Shelf Registration Statement described in this Section are not transferable on the books of Buyer unless the stock certificate submitted to the transfer agent evidencing such Purchase Shares is accompanied by a certificate to the effect that (i) the Purchase Shares have been sold in accordance with such Shelf Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

(e) Each Seller shall not take any action with respect to any distribution deemed to be made pursuant to the Shelf Registration Statement, which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

(f) At the end of the period during which Buyer is obligated to keep the Shelf Registration Statement current and effective as described above, the Sellers of Purchase Shares included in the Shelf Registration Statement shall discontinue sales of Purchase Shares pursuant to such Shelf Registration Statement upon receipt of notice from Buyer of its intention to remove from registration the shares covered by such Shelf Registration Statement which remain unsold, and such Sellers shall notify Buyer of the number of shares registered which remain unsold immediately upon receipt of such notice from Buyer.

(g) With the written consent of Buyer and the Sellers and the Permitted Transferees holding at least seventy-five percent (75%) of the Purchase Shares that are then outstanding, any provision of this Section 10.2 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. No such waiver or amendment may adversely affect any Seller in a manner that is materially different from the other Sellers generally, without its written consent.

(h) Buyer shall furnish to each Seller upon request a reasonable number of copies of a prospectus and any supplement to or any amendment of the prospectus used in connection with the Shelf Registration Statement that may be necessary to facilitate the public sale or other disposition of all or any of the Purchase Shares held by such Seller.

ARTICLE 11

MISCELLANEOUS

11.1 Notices. Any notice or other communication under this Agreement shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid overnight courier to the parties at the addresses set forth below their names on the signature pages of this Agreement (or at such other addresses as shall be specified by the parties by like notice). Such notices, demands, claims and other communications shall be deemed given when actually received or (a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery, (b) in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise.

11.2 Entire Agreement. This Agreement, its schedules and exhibits, contain every obligation and understanding between the parties relating to the subject matter hereof, merges all prior discussions, negotiations and agreements, if any, between them, and none of the parties shall be bound by any representations, warranties, covenants, or other understandings, other than as expressly provided or referred to herein or therein.

11.3 Assignment. This Agreement may not be assigned by any party without the written consent of the other party; provided that Buyer may assign the right to acquire the Securities under this Agreement to one of its Subsidiaries, whether such Subsidiary currently exists or is formed in the future; provided, that Buyer shall continue to be liable for all obligations and this Agreement and shall become jointly and severally liable for the obligations related to the acquisition of the Securities by the Subsidiary assignee under this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, personal representatives, legal representatives, and permitted assigns.

11.4 Waiver and Amendment. Any representation, warranty, covenant, term or condition of this Agreement which may legally be waived, may be waived, or the time of performance thereof extended, at any time by the party hereto entitled to the benefit thereof, and any term, condition or covenant hereof may be amended by the parties hereto at any time. Any such waiver, extension or amendment shall be evidenced by an instrument in writing executed on behalf of the appropriate party by a person who, to the extent applicable, has been authorized by its board of directors or the Company Board of Directors, as applicable, to execute waivers, extensions or amendments on its behalf. No waiver by any party hereto, whether express or implied, of its rights under any provision of this Agreement shall constitute a waiver of such party’s rights under such provisions at any other time or a waiver of such party’s rights under any other provision of this Agreement. No failure by any party hereto to take any action against any breach of this Agreement or default by another party shall constitute a waiver of the former party’s right to enforce any provision of this Agreement or to take action against such breach or default or any subsequent breach or default by such other party.

11.5 No Third Party Beneficiary. Except as provided by Sections 7.3(a), 7.3(b), 7.3(c), 7.3(d), 7.4(c) and Article 10, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any Person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

11.6 Severability. In the event that any one or more of the provisions contained in this Agreement shall be declared invalid, void or unenforceable, the remainder of the provisions of this Agreement shall remain in full force and effect, and such invalid, void or unenforceable provision shall be interpreted as closely as possible to the manner in which it was written, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any provision is invalid, void or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

11.7 Expenses. Each party agrees to pay, without right of reimbursement from the other party, the costs (hereafter referred to as “Costs”) incurred by it incident to the performance of its obligations under this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, costs incident to the preparation of this Agreement, and the fees and disbursements of counsel, accountants and consultants employed by such party in connection herewith. All transfer Taxes applicable to the transfer of the Securities to the Buyer shall be paid by Buyer.

11.8 Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

11.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

11.10 No Consequential Damages, Etc. Notwithstanding anything to the contrary elsewhere in this Agreement, no party hereto shall in any event be liable to any other party for any consequential, incidental, indirect, special or punitive damages of such other party.

11.12 Injunctive Relief. It is possible that remedies at law may be inadequate and, therefore, the parties hereto shall be entitled to equitable relief including, without limitation, injunctive relief, specific performance or other equitable remedies in addition to all other remedies provided hereunder or available to the parties hereto at law or in equity.

11.13 Governing Law. This Agreement has been entered into and shall be construed and enforced in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof.

11.14 Jurisdiction and Venue. This Agreement shall be subject to the exclusive jurisdiction of the courts of Delaware. The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the State of Delaware by virtue of a failure to perform an act required to be performed in the State of Delaware and irrevocably, unconditionally and expressly agree to submit to the jurisdiction of the courts of the State of Delaware for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by Law, any objection or immunities to jurisdiction which they may now or hereafter have (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, or any judgment entered by any court in respect hereof brought in the State of Delaware, and further irrevocably waive any claim that any suit, action or proceeding brought in Delaware has been brought in an inconvenient forum. The Company and the Sellers’ submission of jurisdiction to the courts of Delaware is solely for the purposes of this Agreement and for no other purpose, including any other dispute involving the parties.

11.15 Waiver of Jury Trial. Each party hereby waives to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or any transaction contemplated herby or thereby. Each party (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 11.15.

11.16 Disclosure Schedules. Each of the parties acknowledges that matters reflected in the Schedules are not necessarily limited to matters required by this Agreement to be reflected in the Schedules. Inclusion of any matter in a Schedule shall not be construed as an admission that such matter is material. Non-material matters are disclosed in the Schedules for informational purposes and do not necessarily include other matters of a similar nature. Any matter disclosed on one Schedule (excluding for the avoidance of doubt the Company Due Diligence List) shall be deemed disclosed for purposes of all other Schedules so long as such disclosures to such other Schedule is readily apparent on the face of such Schedule.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.

Buyer

APHTON CORPORATION

By:	/s/ Patrick T. Mooney

Name:	Patrick T. Mooney
Title:	Chief Executive Officer and President
Address:	5000 South Broad St., # 100A Philadelphia, PA 19112-1402
Facsimile:	215-218-4357

Company:

IGENEON KREBS-IMMUNTHERAPIE FORSCHUNGS- UND ENTWICKLUNGS-AG

By:	/s/ Andreas W. Mayr as Attorney-at-law

Name:	Andreas W. Mayr
Title:	Attorney-at-law
Address:
Facsimile:

Signed, Sealed and Delivered In the Presence of:

SIGNATURE OF WITNESS	Name: Helmut Eckert

Address: Hohestrasse 167

               4104 Oberwil

               Switzerland

signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Helmut Eckert’s representative based on Helmut Eckert’s written power of attorney dated December 10, 2004:

DORDA BRUGGER JORDIS

Rechtsanwälte GmbH

Dr Karl Lueger-Ring 10

A-1010 Wien

PRINT NAME OF WITNESS

SIGNATURE OF WITNESS

PRINT NAME OF WITNESS

Signed, Sealed and Delivered In the Presence of:

SIGNATURE OF WITNESS	Name: Hans Loibner

Address: Heimgasse 23

               1230 Vienna

               Austria

signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Hans Loibner’s representative based on Hans Loibner’s written power of attorney dated December 12, 2004:

DORDA BRUGGER JORDIS

Rechtsanwälte GmbH

Dr Karl Lueger-Ring 10

A-1010 Wien

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SIGNATURE OF WITNESS

PRINT NAME OF WITNESS

Signed, Sealed and Delivered In the Presence of:

SIGNATURE OF WITNESS	Name: Gottfried Himmler

Address: Colloredogasse 2-9

               1180 Vienna

               Austria

signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Gottfried Himmler’s representative based on Gottfried Himmler’s written power of attorney dated December 10, 2004:

DORDA BRUGGER JORDIS

Rechtsanwälte GmbH

Dr Karl Lueger-Ring 10

A-1010 Wien

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SIGNATURE OF WITNESS

PRINT NAME OF WITNESS

Signed, Sealed and Delivered In the Presence of:

SIGNATURE OF WITNESS	Name: Eugen Stermetz

Address: Biberstrasse 9/13

               1010 Vienna

               Austria

signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Eugen Stermetz’s representative based on Eugen Stermitz’s written power of attorney dated December 10, 2004:

DORDA BRUGGER JORDIS

Rechtsanwälte GmbH

Dr Karl Lueger-Ring 10

A-1010 Wien

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SIGNATURE OF WITNESS

PRINT NAME OF WITNESS

Signed, Sealed and Delivered In the Presence of:

SIGNATURE OF WITNESS	Name: Karin Schwertner

Address: Veitingergasse 63

               1130 Vienna

               Austria

signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Karin Schwertner’s representative based on Karen Schwertner’s written power of attorney dated December 10, 2004:

DORDA BRUGGER JORDIS

Rechtsanwälte GmbH

Dr Karl Lueger-Ring 10

A-1010 Wien

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SIGNATURE OF WITNESS

PRINT NAME OF WITNESS

Signed, Sealed and Delivered In the Presence of:

SIGNATURE OF WITNESS	Name: Erich Wasserbauer

Address: Leo Mathauserstrasse 18-24

               Haus 5

               1230 Vienna

               Austria

signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Erich Wasserbauer’s representative based on Erich Wasserbauer’s written power of attorney dated December 10, 2004:

DORDA BRUGGER JORDIS

Rechtsanwälte GmbH

Dr Karl Lueger-Ring 10

A-1010 Wien

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SIGNATURE OF WITNESS

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Signed, Sealed and Delivered In the Presence of:

3i Bioscience Investment Trust plc, a public limited company duly organized and existing under the laws of England and Wales, registered at Companies House under No. 3840423

Address: 91 Waterloo Road

               London SE1 8XP

               United Kingdom

signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as 3i Bioscience Investment Trust plc’s representative based on 3i Bioscience Investment Trust plc’s written power of attorney dated December 14, 2004:

DORDA BRUGGER JORDIS

Rechtsanwälte GmbH

Dr Karl Lueger-Ring 10

A-1010 Wien

SIGNATURE OF WITNESS

PRINT NAME OF WITNESS

SIGNATURE OF WITNESS

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Signed, Sealed and Delivered In the Presence of:

3i Group Investments LP, a limited partnership duly organized and existing under the laws of England and Wales, registered at Companies House under No. LP 6504

Address: 91 Waterloo Road

               London SE1 8XP

               United Kingdom

signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as 3i Group Investments LP’s representative based on 3i Group Investments LP’s written power of attorney dated December 14, 2004:

DORDA BRUGGER JORDIS

Rechtsanwälte GmbH

Dr Karl Lueger-Ring 10

A-1010 Wien

SIGNATURE OF WITNESS

PRINT NAME OF WITNESS

SIGNATURE OF WITNESS

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Signed, Sealed and Delivered In the Presence of:

BdW Beteiligungsgesellschaft für die deutsche Wirtschaft mbH & Co KG, a limited partnership duly organized and existing under the laws of Germany, registered with the Commercial Register in Frankfurt am Main under HRA 27887

Address: An der Welle 4

               60322 Frankfurt am Main

               Germany

signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as BdW Beteiligungsgesellschaft für die deutsche Wirtschaft mbH & Co KG’s representative based on BdW Beteiligungsgesellschaft für die deutsche Wirtschaft mbH & Co KG’s written power of attorney dated December 13, 2004:

DORDA BRUGGER JORDIS

Rechtsanwälte GmbH

Dr Karl Lueger-Ring 10

A-1010 Wien

SIGNATURE OF WITNESS

PRINT NAME OF WITNESS

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Capexit Beteiligungs Invest MF-AG, a stock corporation duly organized and existing under the laws of Austria, registered with the Commercial Register of the Commercial Court in Vienna under FN 206803y

Address: Rathausstraße 19

               1010 Vienna

               Austria

signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Capexit Beteiligungs Invest MF-AG’s representative based on Capexit Beteiligungs Invest MF-AG’s written power of attorney dated December 13, 2004:

DORDA BRUGGER JORDIS

Rechtsanwälte GmbH

Dr Karl Lueger-Ring 10

A-1010 Wien

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Signed, Sealed and Delivered In the Presence of:

Capexit Private Equity Invest AG, a stock corporation duly organized and existing under the laws of Austria, registered with the Commercial Register of the Commercial Court in Vienna under FN 206732v

Address: Rathausstraße 19

               1010 Vienna

               Austria

signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Capexit Private Equity Invest AG’s representative based on Capexit Private Equity Invest AG’s written power of attorney dated December 13, 2004:

DORDA BRUGGER JORDIS

Rechtsanwälte GmbH

Dr Karl Lueger-Ring 10

A-1010 Wien

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Signed, Sealed and Delivered In the Presence of:

CBG Commerz Beteiligungsgesellschaft Holding mbH, a limited liability company duly organized and existing under the laws of Germany, registered with the Commercial Register in Bad Homburg under HRB 3553

Address: Mainzer Landstrasse

               60327 Frankfurt

               Germany

signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as CBG Commerz Beteiligungsgesellschaft Holding mbH’s representative based on CBG Commerz Beteiligungsgesellschaft Holding mbH’s written power of attorney dated December 14, 2004:

DORDA BRUGGER JORDIS

Rechtsanwälte GmbH

Dr Karl Lueger-Ring 10

A-1010 Wien

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Signed, Sealed and Delivered In the Presence of:

DB Industrial Holdings Beteiligungs AG & Co KG, a limited partnership duly organized and existing under the laws of Germany, registered with the Commercial Register in Frankfurt am Main under HRA 29770

Address: Frankfurter Strasse 10-14

               65760 Eschborn

               Germany

signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as DB Industrial Holdings Beteiligungs AG & Co KG’s representative based on DB Industrial Holdings Beteiligungs AG & Co KG’s written power of attorney dated December 14, 2004:

DORDA BRUGGER JORDIS

Rechtsanwälte GmbH

Dr Karl Lueger-Ring 10

A-1010 Wien

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Signed, Sealed and Delivered In the Presence of:

gamma II Beteiligungs AG, a stock corporation duly organized and existing under the laws of Austria, registered with the Commercial Register of the Commercial Court in Vienna under FN 200922z

Address: Marokkanergasse 22

               1030 Vienna

               Austria

signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as gamma II Beteiligungs AG’s representative based on gamma II Beteiligungs AG’s written power of attorney dated December 10, 2004:

DORDA BRUGGER JORDIS

Rechtsanwälte GmbH

Dr Karl Lueger-Ring 10

A-1010 Wien

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Signed, Sealed and Delivered In the Presence of:

Horizonte Technologie Fonds Österreich BV, a private limited company duly organized and existing under the laws of the Netherlands, registered with the Commercial Register at Noordwest-Holland under No. 37085692

Address: Nijverheidsweg 31c

               1851NW Heiloo

               the Netherlands

signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Horizonte Technologie Fonds Österreich BV’s representative based on Horizonte Technologie Fonds Österreich BV’s written power of attorney dated December 13, 2004:

DORDA BRUGGER JORDIS

Rechtsanwälte GmbH

Dr Karl Lueger-Ring 10

A-1010 Wien

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Signed, Sealed and Delivered In the Presence of:

Novartis Forschungsstiftung, a private trust duly organized and existing under the laws of Switzerland, registered with the Commercial Register of the Kanton Basel Stadt Hauptregister under CH-270.7.001.329-7

Address: Lichtstrasse 35

               CH-4056 Basel

               Switzerland

signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Novartis Forschungsstiftung’s representative based on Novartis Forschungsstiftung’s written power of attorney dated December 10, 2004:

DORDA BRUGGER JORDIS

Rechtsanwälte GmbH

Dr Karl Lueger-Ring 10

A-1010 Wien

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Signed, Sealed and Delivered In the Presence of:

Strategic European Technologies NV, a limited liability company duly organized and existing under the laws of the Netherlands, registered with the Chamber of Commerce in Amsterdam under No. 37079241

Address: Oranje Nassaulaan 26

               5211 AX ‘s-Hertogenbosch

               the Netherlands

signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Strategic European Technologies NV’s representative based on Strategic European Technologies NV’s written power of attorney dated December 14, 2004:

DORDA BRUGGER JORDIS

Rechtsanwälte GmbH

Dr Karl Lueger-Ring 10

A-1010 Wien

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Signed, Sealed and Delivered In the Presence of:

VCG Venture Capital Gesellschaft mbH & Co Fonds III KG, a limited partnership duly organized and existing under the laws of Germany, registered with the Commercial Register at Munich under HRA 76312

Address: Neumarkter Straße 28

               81673 Munich

               Germany

signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as VCG Venture Capital Gesellschaft mbH & Co Fonds III KG’s representative based on VCG Venture Capital Gesellschaft mbH & Co Fonds III KG’s written power of attorney dated December 10, 2004:

DORDA BRUGGER JORDIS

Rechtsanwälte GmbH

Dr Karl Lueger-Ring 10

A-1010 Wien

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Signed, Sealed and Delivered In the Presence of:

Burrill Life Sciences Capital Fund, L.P., a limited partnership duly organized and existing under the laws of Delaware

Address: One Embarcadero Center

               Suite 2700

               San Francisco, CA 94111

               USA

signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Burrill Life Sciences Capital Fund, L.P.’s representative based on Burrill Life Sciences Capital Fund, L.P.’s written power of attorney dated December 14, 2004:

DORDA BRUGGER JORDIS

Rechtsanwälte GmbH

Dr Karl Lueger-Ring 10

A-1010 Wien

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Signed, Sealed and Delivered In the Presence of:

Burrill Indiana Life Sciences Capital Fund, L.P., a limited partnership duly organized and existing under the laws of Delaware

Address: One Embarcadero Center

               Suite 2700

               San Francisco, CA 94111

               USA

signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Burrill Indiana Life Sciences Capital Fund, L.P.’s representative based on Burrill Indiana Life Sciences Capital Fund, L.P.’s written power of attorney dated December 14, 2004:

DORDA BRUGGER JORDIS

Rechtsanwälte GmbH

Dr Karl Lueger-Ring 10

A-1010 Wien

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Signed, Sealed and Delivered In the Presence of:

Invest Unternehmensbeteiligungs Aktiengesellschaft, a stock corporation duly organized and existing under the laws of Austria, registered with the Commercial Register of the Provincial Court in Linz under FN 87792g

Address: Europaplatz 1a

               4020 Linz

               Austria

signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Invest Unternehmensbeteiligungs Aktiengesellschaft’s representative based on Invest Unternehmensbeteiligungs Aktiengesellschaft’s written power of attorney dated December 9, 2004:

DORDA BRUGGER JORDIS

Rechtsanwälte GmbH

Dr Karl Lueger-Ring 10

A-1010 Wien

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Signed, Sealed and Delivered In the Presence of:

Ilab24 Mittelstandsfinanzierungs AG, a stock corporation duly organized and existing under the laws of Austria, registered with the Commercial Register of the Commercial Court in Vienna under FN 197864b

Address: Marokkanergasse 22/7a

               1030 Vienna

               Austria

signed and delivered by Andreas W. Mayr, attorney-at-law, born September 13, 1966, in his capacity as managing director (Geschäftsführer) of DORDA BRUGGER JORDIS Rechtsanwälte GmbH, FN 188155 z, Dr Karl Lueger-Ring 10, 1010 Vienna, Austria, the latter as Ilab24 Mittelstandsfinanzierungs AG’s representative based on Ilab24 Mittelstandsfinanzierungs AG’s written power of attorney dated December 10, 2004:

DORDA BRUGGER JORDIS

Rechtsanwälte GmbH

Dr Karl Lueger-Ring 10

A-1010 Wien

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